As filed with the SEC on April 8, 2016

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

VICTORY PORTFOLIOS

(Exact Name of Registrant as Specified in Charter)

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

(Address of Principal Executive Office)

(877) 660-4400

(Area Code and Telephone Number)

Copy to:

Christopher K. Dyer Victory Portfolios 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Jay G. Baris Morrison & Foerster LLP 250 West 55th Street New York, New York, 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered: Shares of beneficial interest, $0.001 par value.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

VICTORY PORTFOLIOS II

VICTORY CEMP MULTI-ASSET BALANCED FUND

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

Special Meeting of Shareholders to be held June [  ], 2016.

Dear Shareholders of the Victory CEMP Multi-Asset Balanced Fund:

Please take note that a Special Meeting of Shareholders of the Victory CEMP Multi-Asset Balanced Fund (“Balanced Fund”), a diversified series of Victory Portfolios II (“VP II”), an open-end management investment company, will be held on June [  ], 2016, at the offices of Victory Capital Management Inc. (“Victory Capital”), 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, at 10:00 a.m. Eastern Time (“Meeting”).

At the Meeting, shareholders of the Balanced Fund will be asked to consider a proposal that the Balanced Fund be reorganized with and into the Victory Strategic Allocation Fund (“Strategic Allocation Fund”), a diversified series of Victory Portfolios, an open-end management investment company.

The Balanced Fund’s investment objective is total return, which the Fund considers to be a combination of interest, capital gains, dividends and distributions.  The Strategic Allocation Fund’s investment objective is to provide income and long-term growth of capital.  The Balanced Fund and Strategic Allocation Fund (collectively, “Funds”) share a common investment adviser and administrator, Victory Capital.

If shareholders of the Balanced Fund approve the Agreement and Plan of Reorganization (“Reorganization Agreement”) described in the accompanying materials, all of the assets of the Balanced Fund will be transferred to the Strategic Allocation Fund in exchange for corresponding shares of the Strategic Allocation Fund having an aggregate value equal to the net asset value of the Balanced Fund and the assumption by the Strategic Allocation Fund of all of the liabilities of the Balanced Fund (“Reorganization”).  If you are a shareholder of the Balanced Fund at the time of the closing of the Reorganization, you will (1) become a shareholder of the Strategic Allocation Fund, and (2) receive shares of the Strategic Allocation Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Balanced Fund immediately prior to the closing of the Reorganization.

The Board strongly urges you to vote FOR approval of the Reorganization Agreement.

No sales charges will be imposed on the Balanced Fund shares participating in the Reorganization.  The proposed Reorganization is intended to be a tax-free reorganization for federal income tax purposes, and the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization.

Detailed information about the proposed Reorganization and the reasons for shareholders’ approval of the Reorganization Agreement are contained in the enclosed proxy solicitation materials. Victory Capital strongly invites your participation by asking you to review these materials and complete and return the proxy card enclosed with these materials as soon as possible.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.  It is very important that you vote and that your voting instructions be received no later than the close of business on June [  ], 2016.

Whether or not you plan to attend the Meeting in person, please vote your shares.  In addition to voting in person or by mail you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:	To vote by Internet:

(1) Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand.

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(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.
(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings.  We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call.

Sincerely,

/s/ Christopher K. Dyer
Christopher K. Dyer
President
Victory Portfolios II

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VICTORY PORTFOLIOS II

VICTORY CEMP MULTI-ASSET BALANCED FUND

4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June [  ], 2016

To the Shareholders of Victory CEMP Multi-Asset Balanced Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Victory CEMP Multi-Asset Balanced Fund (“Balanced Fund”), a diversified series of Victory Portfolios II (“VP II”), an open-end management investment company, will be held on [  ], June [  ], 2016, at the offices of Victory Capital Management Inc. (“Victory Capital”), 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, at [TIME] Eastern Time (“Meeting”), for the following purposes:

(1)                                 To approve an Agreement and Plan of Reorganization providing for, among other things, the acquisition of all of the assets of the Balanced Fund by the Victory Strategic Allocation Fund (“Strategic Allocation Fund”), a diversified series of Victory Portfolios, an open-end management investment company, in exchange for corresponding or designated shares of the Strategic Allocation Fund having an aggregate value equal to the net asset value of the Balanced Fund and the assumption by the Strategic Allocation Fund of all liabilities of the Balanced Fund; and

(2)                                 To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof will be as of the close of business on [date], 2016.

EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/ Christopher K. Dyer
Christopher K. Dyer
President
Victory Portfolios II

May [date], 2016

COMBINED PROXY STATEMENT/PROSPECTUS DATED MAY [DATE], 2016

VICTORY PORTFOLIOS II

VICTORY CEMP MULTI-ASSET BALANCED FUND

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

Special Meeting of Shareholders of Victory CEMP Multi-Asset Balanced Fund

to be held June [  ], 2016

Relating to the Reorganization into Victory Strategic Allocation Fund

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Victory Portfolios II (“VP II”), an open-end management investment company organized as a Delaware statutory trust, on behalf of the Victory CEMP Multi-Asset Balanced Fund (“Balanced Fund”), a diversified series of VP II, for a Special Meeting of Shareholders of the Balanced Fund (“Meeting”). The Meeting will be held on [  ], June [  ], 2016, at the offices of Victory Capital Management Inc. (“Victory Capital” or the “Adviser”), 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, at [TIME] Eastern Time.

At the Meeting, shareholders of the Balanced Fund will be asked to consider and act upon the following proposals:

(1)                                 To approve an Agreement and Plan of Reorganization providing for, among other things, the acquisition of all of the assets of the Balanced Fund by the Victory Strategic Allocation Fund (“Strategic Allocation Fund”), a diversified series of Victory Portfolios (“VP”), in exchange for shares of the Strategic Allocation Fund and the assumption by the Strategic Allocation Fund of all liabilities of the Balanced Fund; and

(2)                                 To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Under the proposed Agreement and Plan of Reorganization (“Reorganization Agreement”), each shareholder of the Balanced Fund will be entitled to receive shares of the Strategic Allocation Fund having an aggregate net asset value equal to the aggregate value of the shares of the Balanced Fund held by that shareholder as of the close of business on the business day of the closing of the Reorganization.  You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished.  Because shareholders of the Balanced Fund are being asked to approve a reorganization transaction that will result in them holding shares of the Strategic Allocation Fund, this Proxy Statement/Prospectus also serves as a Prospectus for the Strategic Allocation Fund.

If the Reorganization Agreement is approved by shareholders of the Balanced Fund, holders of Class A and Class C shares of the Balanced Fund will receive Class A and Class C shares, respectively, of the Strategic Allocation Fund.

The Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes.  (In this regard, please see “Information About the Reorganization—Federal Income Tax Consequences.”)  However, the Balanced Fund’s shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.  (Please see “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds.”)

The investment objective of the Balanced Fund is total return, which the Balanced Fund considers to be a combination of interest, capital gains, dividends and distributions.  The investment objective of the Strategic Allocation Fund is to provide income and long-term growth of capital.  There are certain differences in investment policies and strategies of the Funds, which are described in this Proxy Statement/Prospectus.

Victory Capital serves as investment adviser to the Balanced Fund and the Strategic Allocation Fund (each a “Fund” and together the “Funds”) and is described in more detail under “Information About Management of the Funds.”

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Strategic Allocation Fund that a prospective investor should know before investing.  A Statement of Additional Information (“SAI”) dated May [date], 2016 relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus.  If you would like to receive a copy of the SAI relating to this Proxy Statement/Prospectus and the Reorganization, call 1-800-539-3863 or write to Victory Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

The following documents have been filed with the Securities and Exchange Commission with respect to the Balanced Fund: (1) the Prospectus dated October 28, 2015, as supplemented February 26, 2016; (3) the SAI dated October 28, 2015; (5) the Annual Report for the fiscal year ended June 30, 2015; and (4) the Semi-Annual Report for the fiscal period ended December 31, 2015. Copies of each of these documents and any subsequently released shareholder reports are available without charge at http://www.CompassEMPFunds.com.

The following documents have been filed with the Securities and Exchange Commission with respect to the Strategic Allocation Fund: (1) the Prospectus dated February 29, 2016; (2) the SAI dated February 29, 2016; and (3) the Annual Report for the fiscal year ended October 31, 2015.  Copies of each of these documents and any subsequently released shareholder reports are available without charge at http://www.VictoryFunds.com.

Accompanying this Proxy Statement/Prospectus as Appendix A is a copy of the Reorganization Agreement pertaining to the proposal.

Mutual fund shares are not bank deposits and are not insured or guaranteed by the federal deposit insurance corporation or any other government agency.  Mutual fund shares involve certain investment risks, including the possible loss of principal.  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION	1
SUMMARY OF THE PROPOSED REORGANIZATION	3
Comparison of Fees and Expenses	3
Comparison of Investment Objectives and Principal Investment Strategies	6
Performance of the Victory CEMP Multi-Asset Balanced Fund and the Victory Strategic Allocation Fund	6
Purchase, Redemption, Exchange and Conversion Policies	9
Dividends and Distributions	9
Tax Consequences	9
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING IN THE FUNDS	9
Investment Objectives	10
Principal Investment Strategies	10
Fundamental Investment Restrictions	11
Principal Investment Risks	11
INFORMATION ABOUT THE REORGANIZATION	13
Reorganization Agreement	13
Description of the Victory Strategic AllocationFund’s Shares	14
Reasons for the Reorganization	15
Federal Income Tax Consequences	16
Comparison of Rights of Shareholders	16
Capitalization	17
INFORMATION ABOUT MANAGEMENT OF THE FUNDS	17
Investment Advisor	18
Portfolio Managers	18
ADDITIONAL INFORMATION ABOUT THE FUNDS	19
Required Vote	19
OTHER BUSINESS	19
VOTING INFORMATION	19
Proxy Solicitation	20
Vote Required	20
Quorum	20
Adjournments	20
Effect of Abstentions and Broker “Non-Votes”	21
Share Information	21
LEGAL MATTERS	22
APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	B-1
More Information About the Funds’ Principal Investment Strategies and Risks	B-1
Other Investments, Investment Techniques and Risks	B-5
Comparison of Fundamental Investment Restrictions	B-6
APPENDIX C – HOW TO PURCHASE, SELL, AND EXCHANGE SHARES	C-1
APPENDIX D – FINANCIAL HIGHLIGHTS	D-1

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PROPOSAL

APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Common Questions and Answers About the Proposed Reorganization

Q.                                   What is the Reorganization and how will the Reorganization affect me?

A.                                    In the Reorganization, the assets of the Balanced Fund will be combined with those of the Strategic Allocation Fund and the liabilities of the Balanced Fund will be assumed by the Strategic Allocation Fund.  Following the Reorganization, you will become a shareholder of the Strategic Allocation Fund and will receive shares of the Strategic Allocation Fund that are equal in value to the shares of the Balanced Fund that you held immediately prior to the closing of the Reorganization.  Shareholders of Class A and Class C shares of the Balanced Fund will receive Class A and Class C shares, respectively, of the Strategic Allocation Fund.  The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders of the Balanced Fund will not recognize any taxable gain or loss as a result of the Reorganization.

Q.                                   Why is the Reorganization being recommended by the Board of Trustees of VP II?

A.                                    Based on a recommendation by Victory Capital, the Board of Trustees of the Balanced Fund has concluded that the proposed Reorganization of the Balanced Fund into the Strategic Allocation Fund is in the best interest of the Balanced Fund and its shareholders and that the Balanced Fund’s existing shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Board of Trustees considered several factors, which are summarized below and discussed in greater detail in the enclosed materials.

The Board of Trustees believes that the proposed Reorganization will benefit the Balanced Fund and its shareholders by, among other things, allowing the merger of two smaller funds with similar investment objectives and strategies into a larger combined fund. Each Fund seeks to achieve its investment objective by operating as a “fund-of-funds,” meaning they primarily invest in a mix of underlying investment companies (mutual funds and exchange-traded funds) (“Underlying Funds”) that invest across a broad range of asset classes: U.S. and international equity, fixed income and alternative classes such as commodities. The Underlying Funds in which each Fund invests are primarily affiliated funds advised by Victory Capital (“Victory Funds”).

Today, the asset size of each of the Funds makes them less economically viable to operate than operating them as a single fund. A larger combined fund has the potential to achieve greater economies of scale and a lower expense ratio by spreading certain duplicative fixed costs over a larger asset base (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses). A larger asset base also has the potential to enable the newly combined Strategic Allocation Fund to attract new assets more quickly, potentially reducing future operating expenses even further.

Through this proxy, the Board of VP II is submitting the proposal for Reorganization to you—the shareholders of the Balanced Fund—for a vote.

Q.                                   How do the Fund’s fees and expenses Funds compare?

A.                                    On a net basis, taking into consideration a contractual expenses limitation agreement in place between Victory Capital and the Strategic Allocation Fund (“Victory Expense Limitation Agreement”) through at least February 28, 2017 and between Victory Capital and the Balanced Fund through at least October 31, 2017, the Strategic Allocation Fund has a lower total operating expense ratio than the Balanced Fund. On a pro forma net basis, the total per share operating expenses for each corresponding class of shares of the Strategic Allocation Fund (assuming completion of the Reorganization) are expected to be lower than the current per share operating expenses of each class of the Balanced Fund.

While Victory Capital has committed to maintain the expense limitations now in place through at least February 28, 2017, unless the Victory Expense Limitation Agreement is continued, the combined Strategic Allocation Fund may experience higher gross total operating expenses after that date.

Q.                                   Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?

A.                                    No.  The full value of each share of the Balanced Fund will be exchanged for shares of the corresponding or designated class of the Strategic Allocation Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Q.                                   Who serves as investment adviser to the Funds?

A.                                    Victory Capital is the investment adviser (and administrator) for each Fund.

Q.                                   Will I have to pay any federal income taxes as a result of the Reorganization?

A.                                    No. The Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify.  If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss solely as a result of the Reorganization.  As a condition to the closing of the Reorganization, the Balanced Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  However, opinions of counsel are not binding on the Internal Revenue Service or the courts. As a shareholder of the Balanced Fund, you should separately consider any state, local and other tax consequences to you in consultation with your tax advisor.

Q.                                   Will I continue to be able to exchange my shares for shares of other funds in the Victory family of mutual funds?

A.                                    Yes.  As with Class A and Class C shares of the Balanced Fund, you will generally be able to exchange Class A and Class C shares of the Strategic Allocation Fund for the same class of shares of most other Victory Funds so long as the other Victory Fund uses the same transfer agent as the Strategic Allocation Fund. Before exchanging your shares, you should carefully review the applicable prospectus for the other Victory Fund to ensure that the fund meets your investment objectives and needs and is eligible for exchange.

Q.                                   Who will pay the expenses relating to the Reorganization?

A.                                    The Funds will bear all of the expenses in connection with the Reorganization, including legal costs, proxy solicitation costs, brokerage fees and similar transaction fees and expenses associated with the Reorganization (which will be borne by each relevant Fund, as applicable).   The brokerage fees and brokerage expenses incurred in connection with the Reorganization are expected to be of a de minimus amount.

Q.                                   What happens if the Reorganization Agreement is not approved?

A.                                    If Balanced Fund shareholders do not approve the Reorganization Agreement, the Reorganization will not occur.  In such an event, the Balanced Fund and Strategic Allocation Fund will continue to operate separately, and Victory Capital and the Board of Trustees of VP II will determine what additional steps may be appropriate and in the best interests of the Balanced Fund and its shareholders, including, but not limited to, liquidation of the Balanced Fund.

Q.                                   Who is eligible to vote?

A.                                    Only Balanced Fund shareholders who are record holders on [date], 2016 (“Record Date”) are entitled to attend and vote at the meeting or any adjournments thereof.

Q.                                   How do I vote my shares?

A.                                    You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope.  Alternatively, you may vote your proxy via the telephone or the Internet using the information provided on your proxy card.  Please take advantage of these voting options.  You may also vote in person at the Meeting.  If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet.  If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of the Reorganization Agreement.  If any other business comes before the meeting, your shares will be voted in the discretion of the persons named as proxies.

Q.                                   Whom do I call if I have questions after reading these materials?

A.                                    If you have questions regarding the Meeting, the proposals or the Proxy Statement/Prospectus, please call our proxy solicitor, [ ], toll free at [ ].

SUMMARY OF THE PROPOSED REORGANIZATION

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, a form of which is attached to this Proxy Statement/ Prospectus as Appendix A. The materials in the appendices and the SAI dated May [date], 2016, for the Strategic Allocation Fund are hereby incorporated by reference into this Proxy Statement/Prospectus.

At a meeting held on February 17, 2016, the Board of Trustees of VP II approved the Reorganization Agreement, subject to the approval of the shareholders of the Balanced Fund. The Reorganization Agreement provides for:

•                                          the transfer of all of the assets of the Balanced Fund to the Strategic Allocation Fund in exchange for corresponding or designated shares of the Strategic Allocation Fund having an aggregate value equal to the net asset value of the Balanced Fund and the assumption by the Strategic Allocation Fund of all of the liabilities of the Balanced Fund; and

•                                          the distribution to each of the shareholders of the Balanced Fund of corresponding or designated shares of the Strategic Allocation Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Balanced Fund held by that shareholder immediately prior to the closing of the Reorganization.

The Reorganization is scheduled to be effective as of the close of business on June [  ], 2016 (“Closing Date”). The Closing Date may be postponed if the Balanced Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree.  If the Reorganization is approved, each shareholder of the Balanced Fund will become the owner of the number of full and fractional shares of the Strategic Allocation Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Balanced Fund shares as of the close of business on the Closing Date.  Shareholders of Class A and Class C shares of the Balanced Fund, as applicable, will receive Class A and Class C shares, respectively, of the Strategic Allocation Fund.  See “Information About the Reorganization” below.

For the reasons set forth below under “Reasons for the Reorganization,” the Board of Trustees of VP II, including all of the Trustees deemed to be “independent,” to the extent such Trustees are not considered to be “interested persons” of the Balanced Fund (“Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), has concluded that (1) the Reorganization would be in the best interests of the Balanced Fund, (2) the interests of the Balanced Fund’s existing shareholders would not be diluted as a result of the Reorganization, and (3) the Reorganization Agreement should be submitted to shareholders of the Balanced Fund for approval.  The Board of Trustees of VP has also approved the Reorganization on behalf of the Strategic Allocation Fund.

The Board recommends that you vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

Comparison of Fees and Expenses

In approving the proposed Reorganization, the Board considered that, after the Reorganization, shareholders of each class of the Strategic Allocation Fund would be subject to lower net total fees and expenses than the current fees and expenses charged to the corresponding class of the Balanced Fund.  (The projected figures in the table below reflect the effect of the Reorganization on shareholder fees and expenses.)

The following table compares the fees and expenses of Class A and Class C shares of the Balanced Fund to those of the Strategic Allocation Fund:

The table below provides information based on the Strategic Allocation Fund’s fiscal year ended October 31, 2015.

•                  Column 1 reflects the actual fees and expenses for the Balanced Fund, as of its most recent fiscal year ended June 30, 2015.

•                  Column 2 reflects the actual fees and expenses for the Strategic Allocation Fund, as of its most recent fiscal year ended October 31, 2015, as restated to reflect current contractual fees.

•                  Column 3 reflects the pro forma fees and expenses of the combined Strategic Allocation Fund merged with the Balanced Fund, as if the Reorganization had occurred as of October 31, 2015.

The information in the table below that demonstrates that the combined pro forma expenses of each class of the Strategic Allocation Fund are projected to be lower, on a net basis, than the corresponding or designated class of the Balanced Fund.

FUND FEES AND EXPENSES

	Column 1		Column 2		Column 3
	Balanced Fund		Strategic Allocation Fund		Combined Pro Forma: Strategic Allocation Fund
Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%		0.10	%(1)	0.10	%(1)
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.42%		0.42%		0.23%
Acquired Fund Fees and Expenses	0.72	%(2)	1.00	%(2)	1.00	%(2)
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	1.39%		1.77%		1.58%
Fee Waiver and/or Expense Reimbursement	0.00%		(0.62	)%(4)	(0.43)%
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	1.39	%(3)	1.15	%(4)	1.15	%(4)
Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(5)	1.00	%(5)	1.00	%(5)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%		0.10	%(1)	0.10	%(1)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.30%		0.59%		0.36%
Acquired Fund Fees and Expenses	0.72	%(2)	1.00	%(2)	1.00	%(2)
Total Annual Fund Operating Expenses Before Waivers and/or Expense Reimbursements	2.02%		2.69%		2.46%
Fee Waiver and/or Expense Reimbursement	0.00%		(0.84	)%(4)	(0.61)%
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements	2.02	%(3)	1.85	%(4)	1.85	%(4)

(1) Restated to reflect current contractual fee.

(2) Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

(3) The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.51% and 2.26% of the Fund’s Class A and Class C shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund’s predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

(4) The Adviser has contractually agreed to waive its management fee to 0.00% until at least February 28, 2017. In addition, the Adviser has contractually agreed to waive other fees and/or to reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A and Class C shares do not exceed 1.15% and 1.85% until at least February 28, 2017. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

(5) The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

Expense Example (based on expenses in the table above)

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares	1 Year	3 Years	5 Years	10 Years
Balanced Fund	$708	$990	$1,292	$2,148
Strategic Allocation Fund	$685	$1,043	$1,425	$2,491
Pro Forma: Combined Strategic Allocation Fund	$685	$1,005	$1,348	$2,311
Class C Shares (Assuming You Sold Your Shares at the End of the Period)
Balanced Fund	$305	$634	$1,088	$2,348
Strategic Allocation Fund	$288	$756	$1,350	$2,960
Pro Forma: Combined Strategic Allocation Fund	$288	$708	$1,256	$2,750
Class C Shares (Assuming You Stayed in the Fund)
Balanced Fund	$205	$634	$1,088	$2,348
Strategic Allocation Fund	$188	$756	$1,350	$2,960
Pro Forma: Combined Strategic Allocation Fund	$188	$708	$1,256	$2,750

In conjunction with the Reorganization, we expect that a portion of the Balanced Fund’s holdings will be liquidated and securities that the portfolio management team for the Strategic Allocation Fund believes to be more in line with those held by the Strategic Allocation Fund will be purchased.  The brokerage fees and brokerage expenses incurred in connection with the Reorganization are expected to be of a de minimus amount.  Any such brokerage fees and expenses will be borne by the Balanced Fund if such sales and purchases are completed prior to the Reorganization and will be borne by the Strategic Allocation Fund if such sales and purchases are completed following the Reorganization. To the extent that the sale of any portfolio securities results in a capital gain, you may receive a capital gains distribution, which may result in tax liability on that gain.

Portfolio Turnover

The Funds pays transaction costs, such as commissions, when they buy and sell securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Strategic Allocation Fund’s portfolio turnover rate was 72% of the average value of its portfolio and the Balanced Fund’s portfolio turnover rate was 22.5% of the average value of its portfolio.

Comparison of Investment Objectives and Principal Investment Strategies

This section contains a brief discussion and comparison of the investment objectives and principal investment strategies of the Balanced Fund and the Strategic Allocation Fund.  Additional comparative information of the Funds’ investment strategies and risks, as well as differences among their fundamental investment policies, can be found below under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” and in Appendix B.

The Balanced Fund’s investment objective is total return, which the Fund considers to be a combination of interest, capital gains, dividends and distributions.  The Strategic Allocation Fund’s investment objective is to provide income and pursue long-term growth of capital.

Both Funds operate as a “fund-of-funds,” which means that they both invest in a mix of Underlying Funds, including mutual funds and exchange-traded funds (“ETFs”), rather than directly in securities. The Underlying Funds in which both Funds may invest will primarily be advised by Victory Capital (“affiliated Underlying Funds”), though both Funds may also invest in unaffiliated Underlying Funds.  As part of its principal investment strategy, the Balanced Fund may invest directly in securities though it typically does so indirectly through investments in Underlying Funds.

Both Funds pursue their investment strategies by investing in a combination of Underlying Funds that offer exposure to equity securities and fixed income securities across a broad range of global asset classes. The Funds differ in the relative portion of their portfolios that will be exposed to equity versus fixed income securities.  In the case of the Balanced Fund, under normal market conditions, the Fund invests at least 25% of its net assets in Underlying Funds that will provide exposure to equity securities and at least 25% of its net assets in Underlying Funds that will provide exposure to fixed income securities.  In the case of the Strategic Allocation Fund, under normal market conditions, the Fund invests at least 40% of its net assets in Underlying Funds that will provide exposure to equity securities and at least 30% of its net assets in Underlying Funds that will provide exposure to fixed income securities.

While the principal investment strategies of the Funds are similar, they are not identical.  The principal investment strategies of each Fund are more fully described below “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” and in Appendix B.

Performance of the Victory CEMP Multi-Asset Balanced Fund and the Victory Strategic Allocation Fund

The bar charts and tables below provide some indication of the risk of an investment in the Funds by showing the Funds’ performance and by showing the Funds’ average annual total returns for one-year, five-year, ten-year and since inception periods, as available, compared to those of broad-based securities market indices.  When you consider this information, please remember the Funds’ performance in past years (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.  You can obtain updated performance information on the Balanced Fund on its website, www.CompassEMPFunds.com, and updated performance information on the Strategic Allocation Fund on its website, www.VictoryFunds.com.

The Strategic Allocation Fund’s historical performance, as presented below, was achieved when the Fund sought to achieve its objective by principally investing directly in equity securities, debt securities and cash equivalents.

When you consider this information, please remember that each Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Please see “Summary Comparison of Fees and Expenses” above for information about the difference between the fees and expenses of each Fund.

Victory CEMP Multi-Asset Balanced Fund

The bar chart and table that follow indicate the risks of investing in the Balanced Fund. We assume reinvestment of dividends and distributions. The table shows how the average annual total returns for Class A shares of the Balanced Fund, including applicable maximum sales charges, compare to several broad-based securities indexes. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Balanced Fund’s past performance (before and after taxes) does not necessarily indicate how the Balanced Fund will perform in the future. Updated performance information is available on the Balanced Fund’s website at CompassEMPFunds.com.

The performance figures below reflect the historical performance of a series of Mutual Fund Series Trust, a separate registered investment company (the “Predecessor Fund”), which was reorganized into the Balanced Fund on March 29, 2013. The Balanced Fund’s performance has not been restated to reflect any differences in the expenses of the Predecessor Fund. The Predecessor Fund commenced operations on December 31, 2008.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest 12.71% (quarter ended June 30, 2009)

Lowest -4.83% (quarter ended September 30, 2015)

The year-to-date total return of the Balanced Fund’s Class A shares as of March 31, 2016 was 2.29%.

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2015	1 Year	5 Years	Since Inception (12/31/2008)
CLASS A
Before Taxes	-9.23%	0.43%	4.46%
After Taxes on Distributions	-11.30%	-1.10%	2.97%
After Taxes on Distributions and Sale of Fund Shares	-3.62%	-0.05%	3.08%
CLASS C
Before Taxes	-5.48%	0.94%	4.63%
INDICES*
MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)%		%	%

S&P 500 Index(1) (reflects no deductions for fees, expenses or taxes)%		%	%

Barclay Hedge Fund of Funds Index (reflects no deductions for fees, expenses or taxes)%		%	%
Balanced Fund Blend Benchmark Index(1) (reflects no deductions for fees, expenses or taxes) (2)%		%	%

Barclay Global Treasury ex-U.S. Index Index(1) (reflects no deductions for fees, expenses or taxes)%		%	%

(1) The Fund has selected the MSCI World Stock Index as a benchmark in place of the S&P 500 Index because the portfolio manager believes the MSCI World Stock Index is a better representation of the Fund’s investable equity universe.

(2) The Balanced Fund Blend Benchmark consists of the following: Fund inception to June 1, 2013 — 15% MSCI World Index, 50% Barclay Hedge Fund of Fund Index, 18% Barclays Global Treasury Ex U.S. Index,12% Citigroup Treasury Index, 5% Citigroup 1 Mo. Treasury Bill Index. June 1, 2013 to present — 48% MSCI World Index, 25% Barclay Hedge Fund of Fund Index, 13% Barclays Global Treasury Ex U.S. Index, 12% Citigroup Treasury Index, 5% Citigroup 1 Mo. Treasury Bill Index.

Victory Strategic Allocation Fund

The bar chart and table that follow indicate the risks of investing in the Strategic Allocation Fund. We assume reinvestment of dividends and distributions. The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Strategic Allocation Fund, including applicable maximum sales charges, compare to those of the MSCI All Country World Index, Barclays U.S. Aggregate Bond Index and several other indexes. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Strategic Allocation Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Strategic Allocation Fund’s past performance (before and after taxes) does not necessarily indicate how the Strategic Allocation Fund will perform in the future. Updated performance information is available on the Strategic Allocation Fund’s website at VictoryFunds.com.

The Strategic Allocation Fund’s historical performance, as summarized below, was achieved when the Strategic Allocation Fund sought to achieve its objective by principally investing directly in equity securities, debt securities and cash equivalents.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest 11.91% (quarter ended September 30, 2009)

Lowest -15.51% (quarter ended December 31, 2008)

The year-to-date total return of the Strategic Allocation Fund’s Class A shares as of March 31, 2016 was -0.55%.

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2015	1 Year	5 Years	10 Years
CLASS A
Before Taxes	-6.44%	6.01%	4.72%
After Taxes on Distributions	-7.04%	5.06%	3.70%

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2015	1 Year	5 Years	10 Years
After Taxes on Distributions and Sale of Fund Shares	-3.43%	4.62%	3.56%
CLASS C
Before Taxes	-2.36%	6.54%	4.53%

INDICES*

MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	-1.84%	6.66%	5.31%

S&P 500 Index(1) (reflects no deductions for fees, expenses or taxes)	1.38%	12.57%	7.31%

Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.55%	3.25%	4.51%
60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	4.69%	7.56%	5.89%

* Effective December 30, 2015, the MSCI All Country World Index has been selected as the Fund’s broad-based index in replacement of the S&P 500 Index to reflect a change in the Fund’s investment strategy.

Purchase, Redemption, and Exchange Policies

Each Fund is subject to certain minimum investment requirements and charges in connection with purchases, redemptions and exchanges of shares.  Waivers may be available in certain types of transactions and to certain types of investors.  For details on how to purchase, exchange, redeem or convert shares of the Strategic Allocation Fund, see “Appendix C—How to Purchase, Sell, and Exchange Shares.”

Dividends and Distributions

Each Fund declares and pays dividends from net investment income, if any, and distributes net realized capital gains, if any, at least annually.  Dividends are generally subject to federal income tax.  For each Fund, unless the shareholder elects to be paid in cash, all dividends and distributions are reinvested automatically in additional shares of the respective Funds at NAV, without any front-end sales charge or contingent deferred sales charge (“CDSC”).  Following the Reorganization, shareholders of the Balanced Fund that have elected to receive distributions in cash will continue to receive distributions in cash from the Strategic Allocation Fund.  See “Appendix C—How to Purchase, Sell, and Exchange Shares” for a further discussion regarding the distribution policies of the Strategic Allocation Fund.

Tax Consequences

Completion of the Reorganization is subject to the Balanced Fund receiving an opinion from legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  See “Information about the Reorganization—Federal Income Tax Consequences.”

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING IN THE FUNDS

The following discussion comparing investment objectives, principal investment strategies and risks of the Balanced Fund and the Strategic Allocation Fund is based upon, and qualified in its entirety by, the description of the respective investment objectives, principal investment strategies and risks set forth in the Prospectus of the Balanced Fund dated October 28, 2015, as supplemented February 26, 2016, and the Prospectus of the Strategic Allocation Fund dated February 29, 2016.  Please also refer to the additional comparative information provided in Appendix B for a description of the Funds’ other investment strategies and risks and differences in fundamental investment policies.

Investment Objectives

The Balanced Fund’s investment objective is total return, which the Fund considers to be a combination of interest, capital gains, dividends and distributions. The Strategic Allocation Fund’s investment objective is to provide income and long-term growth of capital.

Principal Investment Strategies

Both Funds pursue their investment strategies by investing in a combination of equity securities and fixed income securities across a broad range of global asset classes. Both Funds operate as a “fund-of-funds,” which means that they both invest in a mix of affiliated and unaffiliated Underlying Funds rather than directly in securities.

While the principal investment strategies of the Funds are similar, they are not identical.  The principal investment strategies of each Fund are more fully described below.

Victory CEMP Multi-Asset Balanced Fund.  For the Balanced Fund, Victory Capital invests primarily in equities, fixed income securities and futures contracts (including commodity, currency and financial futures) across a broad range of global asset classes, including but not limited to, U.S., international and emerging markets stocks, including small-, mid-, and large-capitalization companies, U.S. and international bonds, U.S. and international real estate, commodities and currencies.  Under normal market conditions, the Fund invests at least 25% of its net assets in equity securities and at least 25% of its assets in fixed income securities.  While it may invest in individual securities, Balanced Fund currently operates as a “fund-of-funds.”  That is, it seeks to achieve its investment objective primarily by investing in shares of Underlying Funds.

To create the Balanced Fund’s portfolio, Victory Capital uses a proprietary, rules-based volatility weighted global asset allocation model that seeks to produce lower correlation and volatility with a similar or greater return over a full market cycle compared to traditional market indices.  The asset allocation model consists of restrictions, constraints and criteria for the purchase or sale of each individual asset class, security or strategy.  Because the Balanced Fund follows a rules-based asset allocation strategy, the performance of the Balanced Fund is not intended to track or correlate to the performance of any particular securities index.

The Adviser does not take into consideration the market capitalization of the equity securities in which the Fund invests in making investment decisions for the Fund and, therefore, the Fund may invest across a range of market capitalizations.

In considering fixed income securities in which the Fund may invest, directly or indirectly, the credit rating for these securities will generally be investment grade (which the Adviser defines as having a rating of BBB and above), but up to 20% of the Fund’s assets invested in fixed income may be invested in lower quality fixed income securities, known as “high yield” or “junk” bonds. While the Fund may invest in fixed income securities with any credit rating or maturity, it typically will hold fixed income securities with an intermediate average maturity (defined as between 2 and 10 years).

There is no guarantee that the Fund will achieve its objective.

Victory Strategic Allocation Fund.  For the Strategic Allocation Fund, Victory Capital selects from a broad range of global asset classes, including but not limited to, equity securities of U.S., international and emerging markets companies of any market capitalization size, investment grade U.S. and international bonds, and commodities.  Some of the Underlying Funds in which the Fund may invest may pursue market neutral or other alternative strategies and some may enter into futures contracts (both short and long positions), credit default swaps, options or other derivatives to achieve their investment objectives.  Under normal market conditions, the Strategic Allocation Fund will invest at least 40% of its net assets in Underlying Funds that will provide exposure to equity securities and at least 30% of its net assets in Underlying Funds that will provide exposure to fixed income securities.  Victory Capital may invest in Underlying Funds with strategies it believes will have similar risk/return profiles as these asset classes.

To create the Fund’s portfolio, Victory Capital allocates the Fund’s assets among Underlying Funds in a combination that is expected to achieve returns similar to or exceeding those of the broader market for equity and fixed income securities with similar risk characteristics. For these purposes, the broader market is represented by the performance of two reference indices: 60% of the MSCI All Country World Index and 40% of the Barclays U.S. Aggregate Bond Index.

Victory Capital may sell an Underlying Fund if the Adviser believes that the Underlying Fund no longer provides adequate portfolio diversification or is unlikely to contribute to the Fund’s total returns under prevailing market conditions.

There is no guarantee that the Fund will achieve its objective.

Fundamental Investment Policies

The Funds have also adopted certain fundamental investment policies, which may not be changed without shareholder approval.  One primary difference between the Funds’ fundamental investment policies is that the Strategic Allocation Fund’s investment objective is fundamental, which means it may be changed by the Board of Trustees of VP only if approved by Strategic Allocation Fund shareholders. The Balanced Fund’s investment objective is not fundamental and may, therefore, be changed by the Board of Trustees of VP II without shareholder approval. See Appendix B for a side-by-side comparison of the Funds’ fundamental investment policies.

Principal Investment Risks

All investments carry some degree of risk that will affect the value of the Funds’ portfolio investments, their investment performance and the Funds’ price per share. As a result, you may lose money if you invest in the Funds.

You may lose money by investing in a Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, neither Fund constitutes a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Principal Risks Common to Each Fund

Each Fund shares the following principal investment risks:

Underlying Funds Risk

An Underlying Fund in which a Fund invests may not achieve its investment objective.  Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

Management Risk

Victory Capital’s asset selection methodology may produce incorrect judgments about the value of a particular investment or asset class and may not produce the desired results.

Conflict of Interest Risk

Victory Capital is subject to conflicts of interest in allocating the Fund’s assets among the Underlying Funds.  Victory Capital will receive more revenue to the extent it selects an affiliated fund rather than an unaffiliated Underlying Fund for inclusion in the Fund’s portfolio.  In addition, Victory Capital may have an incentive to allocate the Fund’s assets to affiliated Underlying Funds for which the net advisory fees payable to Victory Capital are higher than the fees payable to other affiliated or unaffiliated Underlying Funds.

Equity Risk

The value of equity securities in which an Underlying Fund invests may decline in response to developments affecting individual companies or general economic conditions.

Sector Risk

An Underlying Fund may be subject to the risk that its assets are invested in a particular sector or industry in the economy and as a result, the value of the Fund may be adversely impacted by events or developments affecting such sector or industry.

Smaller Capitalization Stock Risk

The earnings and prospects of small- and mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Foreign Risk

Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

Emerging Markets Risk

Emerging markets may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Fixed Income Risk

A debt issuer’s credit quality may be downgraded or an issuer may default. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults. The value of fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of the fixed income securities generally increases.

Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. In a rising interest rate environment or when investor redemptions from fixed income funds are higher than normal, liquidity risk may be magnified due to the increased supply in the market that would result from selling activity.

Derivatives/Futures Risk

The use of derivative instruments, including futures, options and credit default swap contracts, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that a small investments or small price movements can result in substantial gains or losses.

Commodities Risk

Commodity-related risks associated with investing in Underlying Funds that invest in commodities include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors.  Commodity-related risks also include unfavorable changes in government regulations, such as tariffs, embargoes or burdensome production rules and restrictions.

Principal Risks Unique to the Balanced Fund

The Balanced Fund is also subject to the following additional principal investment risks:

Preferred Stock Risk

The value of preferred stocks will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Junk Bond Risk

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative.

Real Estate Risk

The value of real estate investments are subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market. These may include decreases in real estate values, overbuilding, and increases in operating costs, interest rates and property taxes.

Principal Risks Unique to the Strategic Allocation Fund

The Strategic Allocation Fund is also subject to the following additional principal investment risk:

U.S. Government Securities.

A U.S. government agency or instrumentality may default on its obligation and the U.S. government may not provide support.

INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix A.  The Reorganization Agreement provides that the Strategic Allocation Fund will acquire all of the assets, subject to all of the liabilities, of the Balanced Fund in exchange for corresponding or designated shares of the Strategic Allocation Fund.  Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the Closing Date.  The Closing Date may be postponed if the Balanced Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree.  The net asset value (“NAV”) per share of the Balanced Fund and the NAV per share of the Strategic Allocation Fund will be determined by dividing each Fund’s assets, less liabilities, by the total number of its outstanding shares.

Each Fund utilizes Citi Fund Services Ohio, Inc., the sub-administrator for each Fund, to calculate the NAV for its shares and classes, as applicable.  The method of valuation that is employed to value the securities of each Fund is in accordance with the procedures described in the prospectuses for each Fund, which are consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC.  The number of full and fractional shares of the Strategic Allocation

Fund you will receive in the applicable Reorganization will be equal in value to the value of your shares of the Balanced Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.

As promptly as practicable after the Closing Date, the Balanced Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Strategic Allocation Fund received by the Balanced Fund in the Reorganization.  The Balanced Fund will accomplish the liquidation and distribution with respect to each class of the Balanced Fund’s shares by the transfer of the Strategic Allocation Fund shares then credited to the account of the Balanced Fund on the books of the Strategic Allocation Fund to open accounts on the share records of the Strategic Allocation Fund in the names of the Balanced Fund’s shareholders.

The aggregate NAV of Class A or Class C shares of the Strategic Allocation Fund that will be credited to shareholders of Class A and Class C of the Balanced Fund, respectively, will, with respect to each corresponding or designated share class, be equal to the aggregate NAV of the corresponding shares of the Balanced Fund owned by shareholders of the Balanced Fund on the on the Closing Date.  All issued and outstanding shares of the Balanced Fund will simultaneously be canceled on the books of the Balanced Fund.  The Strategic Allocation Fund will not issue certificates representing the Class A or Class C shares of the Strategic Allocation Fund issued in connection with such transaction.  After such distribution, VP II will take all necessary steps under Delaware law, VP II’s Amended and Restated Agreement and Declaration of Trust, as amended, and By-Laws, and any other applicable laws or regulations to effect a complete dissolution of the Balanced Fund.

The Board has determined that the interests of shareholders of the Balanced Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Balanced Fund and its shareholders.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization by mutual written agreement of the parties or by action of one party or the other under other limited circumstances as provided in the Reorganization Agreement.  If the Reorganization is approved by shareholders but is NOT completed for any reason, including termination of the Reorganization prior to the Closing Date by mutual agreement of the parties or for failure of either party to satisfy a condition required by the Reorganization Agreement for the closing to be completed, the Balanced Fund and the Strategic Allocation Fund will continue to operate separately, and Victory Capital and the Board of Trustees of VP II will determine what additional steps may be appropriate and in the best interests of the Balanced Fund and its shareholders, including but not limited to liquidation of the Balanced Fund.

The Reorganization Agreement provides that VP II, on behalf of the Balanced Fund, and/or VP, on behalf of the Strategic Allocation Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Balanced Fund in accordance with the provision of the Declaration of Trust and By-laws of the Balanced Fund, applicable state law and the 1940 Act; and (2) the Balanced Fund and the Strategic Allocation Fund receive the opinion of counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of the Balanced Fund as of the Closing Date will receive shares of the Strategic Allocation Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above and more fully in Appendix A. Each such share will be fully paid and non-assessable when issued.

Description of the Strategic Allocation Fund’s Shares

Full and fractional shares of the corresponding or designated class of shares of the Strategic Allocation Fund will be issued to the Balanced Fund’s shareholders in accordance with the procedures detailed in the applicable Reorganization Agreement.  The Strategic Allocation Fund does not issue share certificates.  The shares of the Strategic Allocation Fund to be issued to Balanced Fund’s shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described in “Appendix C—How to Purchase, Sell, and Exchange Shares.”  Please note that the Strategic Allocation Fund offers additional share classes that are not described in this Proxy Statement/Prospectus.

Reasons for the Reorganization

The proposed Reorganization was presented to the Board of Trustees of VP II for its consideration at a meeting held on February 16-17, 2016. At the meeting, the Board of Trustees of VP II reviewed and considered detailed information provided by Victory Capital about the Funds and the proposed Reorganization.

Victory Capital recommended the proposed Reorganization primarily to seek potential economies of scale and to eliminate certain costs associated with operating similar funds separately. Currently, the asset size of each of the Funds makes them less economically viable to operate than operating them as a single combined fund. A larger combined fund has the potential to achieve greater economies of scale and a lower expense ratio by spreading certain duplicative fixed costs over a larger asset base (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses). A larger asset base also has the potential to enable the newly combined Strategic Allocation Fund to attract new assets more quickly, potentially reducing future operating expenses even further.

In addition, Victory Capital anticipates that the Balanced Fund’s shareholders will benefit from the expertise of the Strategic Allocation Fund’s portfolio manager in allocating investments across a more diverse investment profile. Although both Funds may invest in unaffiliated Underlying Funds, currently, the Balanced Fund invests only in other Underlying Funds managed by Victory Capital’s CEMP investment team (referred to as an “investment franchise”), while the Strategic Allocation Fund invests in Underlying Funds managed by CEMP and other Victory Capital investment franchises. Victory Capital therefore believes the Reorganization will provide Balanced shareholders with (1) enhanced diversification across a greater number of asset classes, strategies and investment franchises, and (2) an opportunity for improved investment performance under the management of the Strategic Allocation Fund’s portfolio manager.

At the February 16-17, 2016 meeting, the Board of Trustees of VP II unanimously voted to approve the Reorganization.  The Board concluded that the Reorganization would be in the best interests of the Balanced Fund and its shareholders, and that the interests of the Balanced Fund’s shareholders would not be diluted as a result of the Reorganization. In arriving at its conclusions, the Board considered Victory Capital’s reasons for recommending the proposal and, among other things, the following facts:

•                  The investment objectives and principal investment strategies and risks of the Funds are similar but not identical;

•                  Each class of the surviving Strategic Allocation Fund would be subject to total operating fees and expenses that, on a net basis taking into consideration Victory Capital’s contractual undertaking to limit expenses of both Funds and share classes, are lower than the current net fees and expenses charged to the corresponding class of the Balanced Fund;

•                  While Victory Capital has committed to maintain the expense limitations now in place for the Strategic Allocation Fund through at least February 28, 2017, unless the Victory Expense Limitation Agreement is continued, the combined Strategic Allocation Fund may experience higher gross total operating expenses after that date; and

•                  the Reorganization is expected to qualify for treatment as a tax-free reorganization for federal income tax purposes and Balanced Fund’s shareholders will not recognize any taxable gain or loss solely as a result of the Reorganization (see “Federal Income Tax Consequences” below).

The Board also considered the relative performance of the two Funds. The Trustees noted, however, that a direct comparison of the Funds’ performance was not practicable given that the Strategic Allocation Fund’s portfolio manager and principal investment strategy had both changed effective December 31, 2015. The historical performance of the Strategic Allocation Fund prior to that date, therefore, reflected the Fund’s previous investment strategy when the Fund sought to achieve its objective by principally investing directly in equity securities, debt securities and cash equivalents.  Nevertheless, the Board considered the professional background and expertise of the Strategic Allocation Fund’s portfolio manager and concluded that the Balanced Fund’s shareholders would benefit from his management of the combined Strategic Allocation Fund.

Based on the same information and similar considerations, the Board of Trustees of VP also unanimously concluded that (1) participation in the proposed Reorganization is in the best interests of the Strategic Allocation Fund; and (2) the interests of the existing shareholders of the Strategic Allocation Fund will not be diluted as a result of the Reorganization.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) the Internal Revenue Code of 1986, as amended (“Code”), with no gain or loss recognized as a consequence of the Reorganization by the Strategic Allocation Fund, the Balanced Fund or the shareholders of the Balanced Fund.  As a condition to the closing of the Reorganization, the Balanced Fund will receive a legal opinion from counsel to that effect.  That opinion will be based upon certain representations and warranties made by the Balanced Fund and the Strategic Allocation Fund and certifications received from each of the Funds and certain of their service providers.

Immediately prior to the Reorganization, the Balanced Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Balanced Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforwards).  Such dividends will be included in the taxable income of the Balanced Fund’s shareholders.

The Strategic Allocation Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Strategic Allocation Fund or the Balanced Fund may be limited.  Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Strategic Allocation Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Balanced Fund.  In addition, the loss limitation rules of Sections 382 and 383 of the Code will apply. First, one Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years.  Second, a portion of a Fund’s pre-acquisition losses may become unavailable to offset any gains at all.  Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, since the shareholders of the Balanced Fund will receive shares of the Strategic Allocation Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Strategic Allocation Fund’s assets, as well as any taxable gains realized by the Strategic Allocation Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Strategic Allocation Fund.

The realized and unrealized gains and losses of each of the Balanced Fund and the Strategic Allocation Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Balanced Fund and the Strategic Allocation Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances.  Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

Comparison of Rights of Shareholders

The Balanced Fund is a series of VP II and the Strategic Allocation Fund is a series of VP, each of which is organized as a Delaware statutory trust.  Both the Balanced Fund and the Strategic Allocation Fund are governed by similar declarations of trust and by-laws and have the same board of trustees.  The rights of each Fund’s shareholders are similar.

Shareholder Matters

Shareholder liability is generally limited for shareholders of VP II.  VP II imposes no requirement for shareholder approval of a proposed merger, consolidation, conversion, reorganization, sale of assets, etc., of a Fund.  Shareholder approval may be required, however, under the federal securities laws.  Neither Fund holds annual shareholder meetings.  The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as fewer than a majority of Trustees holding office have been elected by shareholders.

Meetings of the shareholders of VP II and the Balanced Fund may be called by the Board of Trustees of VP II, Chairman of the Board of VP II or by VP II’s President in accordance with the By-Laws of VP II for any lawful purpose. Meetings can also be called upon the written request of the shareholders holding at least one-third of the outstanding shares of the applicable fund entitled to vote.

Under the laws of the State of Delaware, shareholders of the Balanced Fund and the Strategic Allocation Fund do not have appraisal rights in connection with a combination or acquisition of the assets of another fund.

The foregoing is only a summary of certain characteristics of the operations of VP II, its relevant corporate governance documents and state law, and is not a complete description of the documents cited.  Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

Capitalization

The following table shows the capitalization as of March 18, 2016 of the Funds and, with respect to the Strategic Allocation Fund, on a pro forma basis, based upon the Strategic Allocation Funds’ valuation procedures, assuming the Reorganization had taken place as of that date.

	Strategic Allocation Fund	CEMP Multi-Asset Balanced Fund	Pro Form Adjustments	Strategic Allocation Fund Pro Forma Combined After Reorganization
	Class A Shares	Class A Shares	Class A Shares	Class A Shares
Net Assets	$7,744,964	$17,283,973	$—	$25,028,936
Net Asset Value Per Share	$14.49	$10.66	$—	$14.49
Shares Outstanding	534,572	1,620,879	-428,126	1,727,325

	Class C Shares	Class C Shares	Class C Shares	Class C Shares
Net Assets	$2,487,002	$9,347,449	$—	$11,834,452
Net Asset Value Per Share	$14.34	$10.44	$—	$14.34
Shares Outstanding	173,396	895,169	-243,290	825,276

	Class I Shares	Class I Shares	Class I Shares	Class I Shares
Net Assets	$342,737	$—	$—	$342,737
Net Asset Value Per Share	$14.55	$—	$—	$14.55
Shares Outstanding	23,562	—	—	23,562

	Class R Shares	Class R Shares	Class R Shares	Class R Shares
Net Assets	$2,003,786	$—	$—	$2,003,786
Net Asset Value Per Share	$14.47	$—	$—	$14.47
Shares Outstanding	138,482	—	—	138,482

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Advisor

Victory Capital is a New York corporation registered as an investment adviser with the SEC. Under investment advisory agreements with the Funds, Victory Capital provides overall investment management for the Funds and is responsible for all purchases and sales of the Funds’ portfolio securities.  Victory Capital also oversees the operations of each Fund according to the investment policies and procedures adopted by the Board of Trustees. As of December 31, 2015, Victory Capital and its affiliates managed or advised assets totaling in excess of $33.1 billion for individual and institutional clients. Victory Capital’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Pursuant to the investment advisory agreement between Victory Capital and VP II, the Balanced Fund does not pay Victory Capital an advisory fee.  Pursuant to an investment advisory agreement between Victory Capital and VP, on behalf of the Strategic Allocation Fund, the Strategic Allocation Fund pays Victory Capital an advisory fee of 0.10% for asset allocation as of December 31, 2015. For the fiscal year ended October 31, 2015, Victory Capital was paid advisory fees, before waivers, at an annual rate equal to 0.60% of the average daily net assets of the Fund, which was the advisory fee in effect for the Strategic Allocation Fund prior to December 31, 2015.

A discussion of the Board’s most recent considerations in approving the Advisory Agreement is available in the Balanced Fund’s annual report for the fiscal year ended June 30, 2015. A discussion of the Board’s most recent considerations in approving the Strategic Allocation Fund’s Advisory Agreement will be available in the Strategic Allocation Fund’s semi-annual report for the fiscal period ended April 30, 2016.

Portfolio Managers

A team of professionals employed by Victory Capital’s CEMP investment franchise makes investment decisions for the Balanced Fund. The CEMP team consists of Steven Hammers, David Hallum, Dan Banaszak, Alex Pazdan and Rob Bateman.

•                  Mr. Hammers, CIMA®, has been the Chief Investment Officer of Victory Capital’s CEMP investment franchise since 2015. From 2003-2015, Mr. Hammers was a managing partner, co-founder and chief investment officer of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015.

•                  Mr. Banaszak, CFA®, has been a Portfolio Manager with Victory Capital’s CEMP investment franchise since 2015. From 2011-2015, Mr. Banaszak was a Portfolio Manager/Analyst of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015. From 2010 to 2011, Mr. Banaszak was a futures and options trader with the Chicago Board of Trade and an options trader with Lerner Trading Group from 2007 to 2010.

•                  Mr. Hallum has been a Portfolio Manager with Victory Capital’s CEMP investment franchise since 2015. From 2005-2015, Mr. Hallum was a Portfolio Manager of Compass EMP Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015.

•                  Mr. Bateman has been a Portfolio Manager of Victory Capital’s CEMP investment franchise since 2015. From 2007-2015, Mr. Bateman was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015. From 2004-2007, Mr. Bateman was a fixed income and futures trader at Stephens, Inc. and at PFIC Securities from 2000 to 2004.

•                  Mr. Pazdan has been a Portfolio Manager of Victory Capital’s CEMP investment franchise since 2015. From 2010-2015, Mr. Pazdan was a Portfolio Manager of Compass EMP Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015. Mr. Pazdan was also a founding principal of Persistent Capital Management, a

Commodity Trading Adviser launched in 2002. Prior to starting Persistent Capital, Mr. Pazdan was a Senior Market Strategist for Eclipse Capital Management, a Commodity Trading Adviser, in St. Louis, Missouri.

Additional information about the compensation of each portfolio manager, other accounts managed by these individuals, and their ownership of securities in the Balanced Fund is available in the Balanced Fund’s SAI dated October 28, 2015.

Kelly S. Cliff has been the Portfolio Manager of the Strategic Allocation Fund since December 2015.

•                  Mr. Cliff has been the President, Investment Franchises of Victory Capital since 2014. Prior to joining Victory Capital, Mr. Cliff spent 22 years with Callan Associates, most recently serving as the chief investment officer of public markets and co-lead of the Global Manager Research Group. Mr. Cliff is a CFA and CAIA charterholder.

Additional information about the compensation of the portfolio manager, other accounts managed by Mr. Cliff, and his ownership of securities in the Strategic Allocation Fund is available in the Fund’s SAI dated February 29, 2016.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following documents have been filed with the Securities and Exchange Commission with respect to the Balanced Fund: (1) the Prospectus dated October 28, 2015, as supplemented February 26, 2016; (3) the SAI dated October 28, 2015; (5) the Annual Report or the fiscal year ended June 30, 2015; and (4) the Semi-Annual Report for the fiscal period ended December 31, 2015. Copies of each of these documents and any subsequently released shareholder reports are available without charge at http://www.CompassEMPFunds.com.

The following documents have been filed with the Securities and Exchange Commission with respect to the Strategic Allocation Fund: (1) the Prospectus dated February 29, 2016; (2) the SAI dated February 29, 2016; and (3) the Annual Report for the fiscal year ended October 31, 2015.  Copies of each of these documents and any subsequently released shareholder reports are available without charge at http://www.VictoryFunds.com.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information including proxy material, reports and charter documents with the SEC.  These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

Required Vote

Proposal — Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Balanced Fund, as described below. See “Voting Information.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting.  This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Balanced Fund on or about May [  ], 2016.  Only shareholders of record as of the close of business on the Record Date, [date], 2016, will be entitled to notice of, and to vote at, the Meeting.  If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  Unmarked but properly executed proxy cards will be voted FOR the Proposal and FOR any other matters deemed appropriate.

A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Balanced Fund at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each of the proposals.

Proxy Solicitation

It is expected that the solicitation of proxies will be primarily by mail and by telephone.  Supplemental solicitations may be made by mail or by telephone by officers and representatives of the Balanced Fund, Victory Capital and their affiliates or [ ].  Victory Capital has retained [ ] as the solicitor for the proxies, at an estimated cost of $[amount], plus additional expenses associated with contacting shareholders who do not vote, which are estimated at $[amount].  It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies.  Victory Capital may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.

As the Meeting date approaches, certain shareholders of the Balanced Fund may receive a telephone call from a representative [ ] if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, [ ] representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, [ ] representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to [ ], then [ ] representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal.  Although [ ] representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus.  [ ] will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call [ ] immediately if his or her instructions are not correctly reflected in the confirmation.

Vote Required

Proposal — Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Balanced Fund.  The vote of a majority of the outstanding voting securities means the lesser of the vote (1) of 67% or more of the voting securities of the Balanced Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Balanced Fund are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Balanced Fund.  Shareholders of the Balanced Fund are entitled to one vote for each share.  Fractional shares are entitled to proportional voting rights.

Quorum

The holders of thirty-three and one-third percent (33 1/3%) of the shares of the Balanced Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.

Adjournments

In the event that a quorum is not present or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting.  In determining whether to adjourn the Meeting with respect to the proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Generally, votes cast in favor of the proposal will be voted in favor of adjournment while votes cast against the proposal will be voted against adjournment.  The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.  As stated below, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted.  Notwithstanding the foregoing, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.  Accordingly, abstentions and broker non-votes will effectively be a vote against the Proposal, for which the required vote is a percentage of the outstanding voting securities, and will have no effect on a vote for adjournment.

Share Information

There were [ ] shares of the Balanced Fund outstanding as of the close of business on the Record Date. As of March 24, 2016, to the knowledge of the Funds, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Balanced Fund and/or the Strategic Allocation Fund:

Name of Fund	Name and Address of Owner	Shares Owned	Percentage of Class
Balanced Fund - Class A	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	274,862.934	17.24%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	168,280.503	10.55%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	136,009.225	8.53%
	FIRST CLEARING, LLC ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	125,799.665	7.89%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	87,359.953	5.48%
Balanced Fund - Class C	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	338,096.612	38.21%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	87,925.736	9.94%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	57,074.765	6.45%
Strategic Allocation Fund – Class A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	118,916.377	22.33%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000	77,891.000	14.63%

Name of Fund	Name and Address of Owner	Shares Owned	Percentage of Class
	HARBOR BLVD 7TH FL WEEHAWKEN NJ 070866727
	SNBOC AND COMPANY ATTN GINA WARD OH01490302 4900 TIEDEMAN RD CLEVELAND OH 441442338	62,494.237	11.74%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	44,485.990	8.35%
	PRINCOR FINANCIAL SERVICES CORPORATION C/O PEN TRADE OPS N-004 PO BOX 14597 DES MOINES IA 503060000	30,966.242	5.81%
Strategic Allocation Fund – Class C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	61,639.933	35.55%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	30,812.487	17.77%
	FIRST CLEARING, LLC ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	25,060.317	14.45%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	10,045.488	5.79%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	9,099.318	5.25%

[As of the Record Date, the Trustees and executive officers of VP II each owned individually, and owned collectively as a group, less than 1% of the outstanding shares of the Balanced Fund and the Strategic Allocation Fund.]

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  [Under this definition, there were no control persons of the Balanced Fund as of the Record Date to the best of the Victory Capital’s knowledge.]

The votes of the shareholders of the Strategic Allocation Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Strategic Allocation Fund will be passed upon by Morrison & Foerster LLP.

APPENDIX A — AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 17th day of February, 2016, by and between Victory Portfolios, a Delaware statutory trust (“VP”), on behalf of Victory Strategic Allocation Fund (the “Acquiring Fund”), and Victory Portfolios II, a Delaware statutory trust (“VP II”) and on behalf of Victory CEMP Multi-Asset Balanced Fund (the “Acquired Fund”).

The Acquiring Fund and Acquired Fund are each advised by Victory Capital Management Inc., a corporation organized under the laws of the State of New York (“Victory Capital”). Shareholders of the Acquired Fund are referred to herein as “Investors.” In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund (“Assignment”), and that the Acquiring Fund assume all of the liabilities, expenses, costs, charges and reserves of the Acquired Fund (“Assumption”), whether absolute or contingent, known or unknown, accrued or unaccrued (each a “Liability” and collectively the “Liabilities”), in exchange for full and fractional Class A shares and Class C shares of the Acquiring Fund (“Shares”), as specified in paragraph 1.1, and that these Shares be distributed immediately after the Closing (as defined in paragraph 1.1) by the Acquired Fund to its Investors in liquidation of the Acquired Fund.

WHEREAS, it is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations promulgated thereunder;

WHEREAS, the Board of Trustees of VP (“VP Board”) have determined, with respect to the Acquiring Fund, that (i) the Assignment and Assumption is in the best interests of the Acquiring Fund and (ii) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of VP II (“VP II Board”) have determined, with respect to the Acquired Fund, that (i) the Assignment and the Assumption is in the best interests of the Acquired Fund and (ii) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.                                      PLAN OF REORGANIZATION

1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2(a) (the “Acquired Fund Assets”) to the Acquiring Fund and the Acquiring Fund shall assume the Liabilities (as more fully described in paragraph 1.3). The Acquiring Fund shall, as consideration for such assignment and assumption, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund the Acquiring Fund’s Class A Shares and Class C Shares, as applicable, the number of which shall be determined by dividing (a) the value of said Acquired Fund Assets, net of the Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of each class of shares of the Acquired Fund will receive Shares of a corresponding class of the Acquiring Fund as follows:

Acquired Fund Class	Acquiring Fund Class
A	A
C	C

Such Assignment and Assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”). Immediately following the Closing, the Acquired Fund shall distribute the appropriate number of full and fractional Class A Shares and Class C Shares of the Acquiring Fund to the holders of the corresponding Class of Shares of the Acquired Fund in liquidation of the Acquired Fund, as provided in paragraph 1.4 hereof. The Agreement and transactions contemplated hereunder for the Acquired Fund and the Acquiring Fund are hereinafter referred to as the “Reorganization.” No sales charges (including contingent deferred sales charges) will be imposed on or assessed against the Shares of the Acquiring Fund issued in connection with the Reorganization.

1.2                               (a) With respect to the Acquired Fund, the “Acquired Fund Assets” shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund’s books on the Closing Date.

(b) The Acquired Fund reserves the right to sell any securities or other assets in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Date (as defined below) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its investment objective and policies.

1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all of the Liabilities of the Acquired Fund, including, but not limited to, the obligations of the Acquired Fund to indemnify its current and former trustees, as and to the extent set forth in VP II’s current Declaration of Trust and Bylaws against (a) any and all liabilities of any such trustee and (b) all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses reasonably incurred in defending claims, demands or liabilities by any such trustee in connection with any events or alleged events related to the Acquired Fund occurring prior to the Closing Date or in connection with the Reorganization. Except as otherwise provided in paragraph 4.7, the Acquiring Fund shall not assume any liability for any obligation of the Acquired Fund to file reports with the Securities and Exchange Commission (“SEC”), Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Acquired Fund.

1.4 Immediately following the Closing, the Acquired Fund will distribute Class A Shares and Class C Shares of the Acquiring Fund received by the Acquired Fund pursuant to paragraph 1.1 pro rata to its Investors of record determined as of the close of business of the New York Stock Exchange (“NYSE”) on the Closing Date in complete liquidation of the Acquired Fund. The Acquiring Fund will not issue certificates representing the Class A Shares or Class C Shares in connection with such exchange. Holders of each class of shares of the Acquired Fund will receive Shares of a corresponding class of the Acquiring Fund as set forth in paragraph 1.1.

The distribution will be accomplished by an instruction, signed by an appropriate officer of VP, to transfer the Acquiring Fund’s Shares then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record of its Investors and representing the full and fractional number of shares of the Acquiring Fund due each Investor of the Acquired Fund. All issued and outstanding shares of all classes of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund’s books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of the Acquiring Fund’s Shares after the Closing as determined in accordance with paragraph 1.1.

1.5 Following the Assignment and Assumption, and the distribution by the Acquired Fund of the Acquiring Fund’s Shares received by it pursuant to paragraph 1.4, the Acquired Fund shall terminate its qualification, classification and registration with all appropriate federal and state agencies and subsequently shall voluntarily dissolve in accordance with the requirements of Delaware law. Any reporting or other responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.

2.                                      VALUATION

2.1 The value of the Acquired Fund Assets shall be computed in the manner set forth in the Acquired Fund’s most recent Prospectus and Statement of Additional Information and the valuation policies and procedures currently used in valuing the Acquired Fund’s investments (as provided to the VP and the Acquiring Fund at least 60 days prior to the Valuation Date (as defined below) or, if necessary, as mutually agreed upon by the parties, as determined at the close of business of the NYSE and after declaration of any dividends on the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Valuation Date”). The Acquired Fund and the Acquiring Fund shall cooperate with each other to identify and attempt to resolve potential valuation issues in advance of the Valuation Date. As of the close of business on the Valuation Date, the movement of records and materials of the Acquired Fund, and conversion thereof, to the fund accounting and administrative services agent of the Acquiring Fund shall commence for completion prior to the Closing Date.

At least ten (10) business days prior to the Valuation Date, the Acquired Fund will provide the Acquiring Fund with a schedule of the securities and other assets and Liabilities of the Acquired Fund.

At least eight (8) business days prior to the Valuation Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on the Acquired Fund’s schedule provided pursuant to the preceding paragraph (a) that the Acquiring Fund would not be permitted to hold; (b) that the transfer of which would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Acquired Fund Assets; or (c) the valuation of such investment under the Acquired Fund’s valuation procedures would materially differ from the valuation of such investment under the Acquiring Fund’s valuation procedures. Under such circumstances, to the extent practicable, the Acquired Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives, strategies, policies, and restrictions, dispose of such investments prior to the Valuation Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of such investments if, in the reasonable judgment of the VP II Board or Victory Capital, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or for any other reason would not be in the best interests of the Acquired Fund and its shareholders.

2.2 The net asset value of each share of the Acquiring Fund’s Shares shall be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund’s administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to the Acquired Fund at the Closing.

3.                                      CLOSING AND CLOSING DATE

3.1 The Closing for the Reorganization shall occur on      , 2016, or on such later date as the parties may agree (the “Closing Date”). The Closing shall be held at the offices of VP, or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern time on the Closing Date unless otherwise provided or at such other time as is mutually agreeable to the parties hereto.

3.2 The Acquiring Fund’s custodian, KeyBank National Association (“Acquiring Fund Custodian”), shall deliver at the Closing evidence that: (a) the Acquired Fund Assets have been delivered in proper form to the Acquiring Fund as of the

Closing Date (other than such Acquired Fund Assets to be delivered at a later time pursuant to paragraph 3.3(d)) and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

3.3 (a) The Acquired Fund’s portfolio securities represented by a certificate or other written instrument (i) shall be presented by the Acquired Fund’s custodian, Citibank N.A. (“Citi”), to the Acquiring Fund Custodian for examination no later than five (5) business days preceding the Closing Date, and (ii) shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.

(b)                                 Citi shall deliver at the Closing by book entry, in accordance with the customary practices of such depositories and Citi, the Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”).

(c)                                  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds at the Closing.

(d)                                 Notwithstanding the foregoing, if any Acquired Fund Asset cannot be transferred to the Acquiring Fund as of the Closing Date, it shall be transferred to the Acquiring Fund as promptly as practicable thereafter.

3.4 Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the VP Board or the VP II Board, as applicable, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.                                      COVENANTS WITH RESPECT TO THE ACQUIRED FUND AND THE ACQUIRING FUND

4.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions and any actions contemplated by this Agreement.

4.2 VP II, on behalf of the Acquired Fund, covenants that the Shares of the Acquiring Fund to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3 VP II, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

4.4 (a) Subject to the provisions hereof, VP II, on behalf of the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

(b) Subject to the provisions hereof, VP, on behalf of the Acquiring Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund Assets and Liabilities as of the Closing Date.

4.6 (a) VP, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14, including a Combined Prospectus/Proxy Statement, relating to the issuance of Shares of the Acquiring Fund (the “Registration Statement”). The Acquired Fund has provided or will provide the Acquiring Fund with necessary or advisable information and disclosure relating to the Acquired Fund for inclusion in the Registration Statement, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary or advisable for the preparation of the Registration Statement.

(b) Subject to the provisions hereof, VP II will call a meeting of the Acquired Fund shareholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

4.7 After the Closing, VP II shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by the Acquired Fund after the Closing Date, and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. The Acquired Fund and VP II will retain responsibility for any other reporting responsibility of the Acquired Fund after the Closing, including, but not limited to, the responsibility for filing regulatory reports, or other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority.

4.8 Following the transfer of Acquired Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Liabilities by the Acquiring Fund in exchange for Shares of the Acquiring Fund as contemplated herein, VP II on behalf of the Acquired Fund will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or dissolution of the Acquired Fund in accordance with the laws of the state of Delaware and other applicable requirements.

5.                                      CONDITIONS TO ACQUIRING FUND’S OBLIGATIONS

5.1 The obligations of Acquiring Fund hereunder are subject to the following conditions:

(a)                                 that this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the VP II Board (including a majority of those Trustees who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b)                                 that this Agreement has been approved by a vote of the requisite Investors under applicable law.

(c)                                  That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the VP Board (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(d)                                 that Acquiring Fund will have received an opinion of Morrison & Foerster LLP, legal counsel to the Acquiring Fund (“Counsel”) substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, and on officers’ certificates and certificates of public officials and any representations of the Acquiring Fund and the Acquired Fund if Counsel so requests. The opinion shall be substantially to the effect that for federal income tax purposes:

(i)                                     the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code, and the Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)           no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund Assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund pursuant to this Agreement;

(iii)          the tax basis of the Acquired Fund Assets transferred by the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding periods of the Acquired Fund Assets in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(iv)                              no gain or loss will be recognized by the Acquired Fund upon the transfer of its Acquired Fund Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund;

(v)                                 no gain or loss will be recognized by the Acquired Fund’s shareholders upon the receipt of Acquiring Fund Shares in complete liquidation of the Acquired Fund;

(vi)                              the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Acquired Fund in connection with the Reorganization will be the same as the aggregate tax basis of such shareholder’s Acquired Fund Shares immediately before the Reorganization, and the holding period of the Acquiring Fund Shares will include the period during which such shareholder held the Acquired Fund Shares (provided the shareholder held the Acquired Fund Shares as capital assets); and

(vii)                           the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

(c) that Acquired Fund’s custodian has delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Date.

(d) that Acquired Fund’s transfer agent has provided to Acquiring Fund (i) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Date, and (ii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(e) that Acquired Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Closing Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Date in connection with the transactions contemplated by this Agreement.

(f) that the Registration Statement will have become effective under the Securities Act of 1933, as amended (the “1933 Act”), and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding for that purpose will have been instituted or pending, threatened or contemplated under the 1933 Act.

(g) that the Acquired Fund will have distributed its investment company taxable income (as defined in section 852(b)(2) of the Code) and its net capital gain (as defined in section 1222(11) of the Code) to its Investors on the Closing Date.

6.                                      CONDITIONS TO ACQUIRED FUND’S OBLIGATIONS

6.1 The obligations of Acquired Fund hereunder will be subject to the following conditions:

(a) that this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the VP Board (including a majority of those Trustees who are not “interested persons” of Acquired Fund or Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) that Acquired Fund will have received the same opinion referenced in paragraph Section 5.1(d) hereof.

(c) that Acquiring Fund will have executed and delivered to Acquired Fund an Assumption of Liabilities certificate dated as of the Closing Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.                                      AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of VP, on behalf of the Acquiring Fund, and VP II, on behalf of the Acquired Fund.

8.                                      INDEMNIFICATION

8.1 The Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, their respective officers, trustees, directors, employees, advisors and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of the Acquired Fund, their respective officers, trustees, employees or agents, arising out of or based on any breach by the Acquiring Fund of any of their respective representations, warranties or agreements set forth in this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties.

8.2 The Acquired Fund shall indemnify, defend and hold harmless the Acquiring Fund, their respective officers, trustees, directors, employees, advisors and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of the Acquiring Fund, their respective officers, trustees, employees or agents, arising out of or based on any breach by the Acquired Fund of any of their respective representations, warranties or agreements set forth in this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties.

9.                                      CONFIDENTIALITY

In the event of a termination of this Agreement, the Parties agree that they along with their board members, employees, representative agents and affiliated persons shall, and shall cause their affiliated entities to, except with the prior written consent of the other Parties, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Parties and their related parties and affiliates and obtained in connection with the Reorganization, except that such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of the receipt; (iv) during the course of or in connection with any litigation, government inspection, inquiry, investigation, arbitration, or other proceedings relating to, based on or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Reorganization to be consummated; or (v) if it is otherwise expressly provided for herein.

10.                               NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid certified mail or overnight express courier addressed to:

For VP II, on behalf of itself and the Acquired Fund, and VP, on behalf of itself and the Acquiring Fund:

Victory Capital Management Inc.

4900 Tiedeman Road, 4th Floor

Brooklyn, OH 44144-2302

Attention: Christopher K. Dyer, President

Phone: (216) 898-2411

Fax: (216)898-2585

E-mail: cdyer@vcm.com

With a copy to:

Morrison & Foerster LLP

250 W. 55th Street

New York, NY 10019

Attention: Jay G. Baris

Phone: (212) 468-8053

Fax: (212) 209-1812

E-mail: jbaris@mofo.com

11.                               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

11.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs, Schedules or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Schedules and Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

11.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

11.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions.

11.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.5 It is expressly agreed that (a) the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of VP personally, but shall bind only the VP property of the Acquiring Fund, as provided in the VP Trust Instrument and (b) the obligations of the Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of VP II personally, but shall bind only the VP II property of the Acquired Fund, as provided in the VP II Amended and Restated Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the VP Board on behalf of the Acquiring Fund and by the VP II Board on behalf of the Acquired Fund, and signed by authorized officers of VP and VP II, respectively, acting as such. Neither the authorization by the VP Board or the VP II Board nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and Acquired Fund as provided in the VP Trust Instrument or the VP II Amended and Restated Agreement and Declaration of Trust, respectively.

11.6 (a) This Agreement is made by VP on behalf of the Acquiring Fund. The assets of the Acquiring Fund may not be used to offset any liability incurred by any other series portfolio of VP.

(b) This Agreement is made by VP II on behalf of the Acquired Fund. The assets of the Acquired Fund may not be used to offset any liability incurred by any other series portfolio of VP II.

12.                               TERMINATION

12.1 This Agreement may be terminated by the mutual agreement of VP II, on behalf of the Acquired Fund, and VP, on behalf of the Acquiring Fund, and the Reorganization abandoned at any time prior to the Closing Date.

12.2  In addition, either of VP II or VP may at its option terminate this Agreement at or prior to the Closing Date because:

(a) With respect to a termination by VP II, of a material breach by VP of any representation, warranty, covenant or agreement contained herein to be performed by VP or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by VP, of a material breach by VP II or the Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by VP II or the Acquired Fund at or prior to the Closing Date;

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

13.                               WAIVER

Each of VP II, on behalf of the Acquired Fund, and VP, on behalf of the Acquiring Fund, may waive compliance with any of the covenants or conditions made herein for the benefit of the Acquired Fund or Acquiring Fund, other than the requirements that: (1) this Agreement be approved by a vote of the requisite Investors under applicable law; and (2) the Acquired Fund and Acquiring Fund receive the opinion of Counsel in accordance with Sections 6.1(b) and 5.1(d), respectively.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

VICTORY PORTFOLIOS, on behalf of the ACQUIRING FUND	VICTORY PORTFOLIOS II, on behalf of the ACQUIRED FUND

/s/ Christopher K. Dyer	/s/ Christopher K. Dyer
Christopher K. Dyer	Christopher K. Dyer
President	President

APPENDIX B — FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

This section describes additional information about the principal investment strategy that the Funds will use under normal market conditions to pursue their investment objective. Although not a principal investment strategy, for cash management or for temporary defensive purposes in response to market conditions, a Fund may hold all or a portion of its assets in cash or short-term money market instruments or a money market fund. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

For a description of the Funds’ principal investment strategies and principal risks please read the information provided under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

More Information About the Funds’ Principal Investment Strategies and Risks

The following describes the types of securities the Funds, or an Underlying Fund in which a Fund may invest, may purchase under normal market conditions to achieve its principal investment strategy and the risks associated with such strategies.

Both Funds are subject to the following general risks:

•                  Market risk. The risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

•                  Manager risk. The Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

•                  Investment risk. The risk that the value of the Fund’s investments may decline if the particular securities in which the Fund invests do not perform well in the market.

Investment Companies (Both Funds)

The Fund invests in securities of other investment companies, including exchange-traded funds (ETFs). ETFs are shares of investment companies that are bought and sold on a securities exchange.

•                  Investment company risk. The Fund’s ability to achieve its investment objective may be directly related to the ability of the Underlying Funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

•                  Conflict of interest risk. The Fund invests in affiliated Underlying Funds (the Victory Funds), unaffiliated Underlying Funds, or a combination of both. The Adviser, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Underlying Funds. The Adviser will receive more revenue to the extent it selects a Victory Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Adviser may have an incentive to allocate the Fund’s assets to those Victory Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Victory Funds. The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors.

Equity Securities (Both Funds)

Equity securities include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.   The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Debt Securities (Both Funds)

Debt instruments in which the Funds or Underlying Funds may invest include Debt instruments issued by corporations, which may be secured or unsecured, notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities, and instruments issued by non-domestic issuers and traded in U.S. dollars including Yankee Bonds and Eurodollar Bonds. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or an instrumentality such as: the Student Loan Marketing Association (“SLMA” or Sallie Mae), The Federal Farm Credit Bank (“FFCB”), and Federal Home Loan Banks (“FHLB”). Certain instrumentalities are “wholly-owned Government corporations,” such as the Tennessee Valley Authority (“TVA”).

There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

•                  Interest rate risk. The value of a fixed income security will decline if interest rates rise. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, during periods of increased market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. In a rising interest rate environment or when investor redemptions from fixed income funds are higher than normal, liquidity risk may be magnified due to the increased supply in the market that would result from selling activity.

•                  Inflation risk. Inflation will erode the purchasing power of the cash flows generated by debt securities held by an Underlying Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

•                  Reinvestment risk. When interest rates are declining, the interest income and prepayments on a security an Underlying Fund receives will have to be reinvested at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

•                  Credit (or default) risk. The issuer of a debt security may be unable to make timely payments of interest or principal. Credit risk is measured by Nationally Recognized Statistical Rating Organizations (“NRSROs”) such as Standard & Poor’s (S&P), Fitch, Inc., and Moody’s Investors Service (Moody’s).

Commodities and Commodity-Related Futures Contracts (Both Funds)

A commodity is an asset with tangible properties that is used in commerce, such as fuels (e.g., crude oil, natural gas and gasoline), precious and industrial metals, livestock and agricultural products. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. An Underlying Fund may, but is not required to, use derivatives, such as futures contracts, to gain exposure to a commodity investment manner other than investing in the asset directly.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index.  Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.  An Underlying Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.  Hedging may relate to a specific investment, a group of investments, or the Fund’s portfolio as a whole.  An Underlying Fund will not use derivatives for speculative purposes.

There can be no assurance that an Underlying Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.  The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Strategic Allocation Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Strategic Allocation Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Foreign Securities (Both Funds)

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations.  American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Investments by the Funds in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.

•                  Political/Economic Risk - Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Further, changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Funds’ foreign investments.

Issuers of foreign securities may also suffer from social, political and economic instability.  Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets.  Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities.  In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

•                  Regulatory Risk - Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

•                  Currency Risk - To the extent the Funds invest in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Funds’ net asset values to fluctuate as well. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Funds’ investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Funds are invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. If the Funds hold cash in foreign currencies, it may be exposed to risks independent of its securities positions.

•                  Transaction Cost Risk - Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

•                  Geographic Risk - If the Funds concentrate their investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Funds’ net asset value more than would be the case if the Funds had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

Emerging Markets Investing (Both Funds)

An Underlying Fund may invest in emerging market country companies, which are companies in developing countries in the early stages of adopting capitalism.

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Funds to establish special custody or other arrangements before investing.  Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Funds may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

Sector/Industry Concentration (Both Funds)

An Underlying Fund may focus its investments in a particular sector or industry. When it does, the Underlying Fund is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector or industry. Additionally, the Underlying Fund’s performance may be more volatile.

Smaller Company Stocks (Both Funds)

Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

Real Estate Investment Trusts (Balanced Fund only)

REIT securities represent a pool of real estate or mortgages or both. The value of real estate investments are subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market. These may include decreases in real estate values, overbuilding, increases in operating costs, interest rates and property taxes.

Preferred Stock (Balanced Fund only)

The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Junk Bonds (Balanced Fund only—this is secondary strategy for the Strategic Allocation Fund)

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative.

Mortgage Dollar Rolls (Strategic Allocation Fund only)

Repurchase transactions in which the Fund may agree to sell a mortgage-backed security for settlement on one date and buy back the same security for settlement on a later date at a lower price.

Other Investments, Investment Techniques and Risks

The Underlying Funds may use other types of investment strategies in furtherance of their investment objectives. The following describes the types of securities that may be purchased or the investment that may be employed that are not considered to be a part of the Underlying Fund’s principal investment strategy. Additional securities that the Fund or Underlying Funds may purchase are included in the Fund’s SAI.

Asset-Backed Securities (Strategic Allocation Fund only)

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party. Similar to mortgage-backed securities, asset-backed securities generally may be prepaid at any time, making them subject to prepayment risk and extension risk, either of which could adversely impact the value of such securities.

Mortgage-Backed Securities (Strategic Allocation Fund only)

Instruments secured by mortgages or pools of mortgages are subject to a number of debt-related risks:

•                  Prepayment risk. Because prepayments generally occur when interest rates are falling, an Underlying Fund may have to reinvest the proceeds from prepayments at lower interest rates. Interest rate levels and other factors may affect the frequency of mortgage prepayments, which in turn can affect the average life of a pool of mortgage-related securities. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities.

•                  Extension risk. The rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what an Underlying Fund’s portfolio manager anticipated that it would be. The market values of securities with longer maturities tend to be more volatile.

When-Issued, To-Be-Announced (“TBA”) and Delayed-Delivery Securities (Strategic Allocation Fund only)

A security that is purchased for delivery at a later time. In a TBA transaction, a seller generally agrees to deliver a mortgage-backed security meeting certain criteria at a future date. The market value of the security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Underlying Fund’s NAV. There is also the risk that a party fails to deliver the security on time or at all.

Securities Lending (Both Funds)

To enhance the return on its portfolio, an Underlying Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Underlying Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Underlying Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Underlying Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Comparison of Fundamental Investment Policies

The Funds have adopted certain fundamental investment policies, which may not be changed without shareholder approval.

One primary difference between the Funds’ fundamental investment policies is that the Strategic Allocation Fund’s investment objective is fundamental, which means it may be changed by the Board of Trustees of VP only if approved by Strategic Allocation Fund shareholders. The Balanced Fund’s investment objective is not fundamental and may, therefore, be changed by the Board of Trustees of VP II without shareholder approval.

Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while a Fund’s Board generally has the ability to change non-fundamental investment policies without a shareholder vote.

Each Fund’s fundamental investment policies are set forth below:

Policy	Balanced Fund	Strategic Allocation Fund

Issuing Senior Securities

The Balanced Fund may not issues senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Balanced Fund, provided that the Balanced Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the “SEC”) or its staff.

The Strategic Allocation Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission ( the “SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC

Policy	Balanced Fund	Strategic Allocation Fund

guidance (collectively defined as “covers” the transaction). In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

Borrowing

The Balanced Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Balanced Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Balanced Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Balanced Fund from entering into reverse repurchase transactions, provided that the Balanced Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Balanced Fund pursuant to reverse repurchase transactions.

The Strategic Allocation Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300 percent asset coverage were to decline below 300% due to market fluctuations or other causes, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

Underwriting

The Balanced Fund may underwrite securities except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, (the “Securities Act”) by virtue of disposing of portfolio securities.

The Strategic Allocation Fund may not underwrite securities issued by others, except to the extent that the Strategic Allocation Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

Real Estate

The Balanced Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude

The Strategic Allocation Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of the Strategic

Policy	Balanced Fund	Strategic Allocation Fund

the Balanced Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Allocation Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Strategic Allocation Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

Concentration

The Balanced Fund may not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries. This limitation does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.

The Strategic Allocation Fund may not concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent the Strategic Allocation Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

For purposes of determining compliance with this concentration policy, the Strategic Allocation Fund generally does not look through to the investments of the other funds advised by the Adviser (“Victory Funds”), and, in limited cases, unaffiliated investment companies in order to gain exposure to asset classes not currently offered by the Victory Funds (“Underlying Funds”), for purposes of applying concentration limitations unless an Underlying Fund itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the Underlying Fund invests would be counted for purposes of calculating the Strategic Allocation Fund’s concentration limitation.*

Commodities

The Balanced Fund may not purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity futures contracts or options), except that the Balanced Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The Strategic Allocation Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Strategic Allocation Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Lending

The Balanced Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Strategic Allocation Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the

Policy	Balanced Fund	Strategic Allocation Fund

loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.
Purchasing Securities on Margin

The Balanced Fund may not purchase securities on margin or participate on a joint or joint and several basis in any securities trading account. This limitation does not preclude the Balanced Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

The Strategic Allocation Fund does not have a comparable fundamental policy; however, the Fund has adopted a non-fundamental policy, described below.

* The Strategic Allocation Fund has adopted a non-fundamental policy with respect to concentration such that for purposes of calculating concentration of investments in the utility and finance categories, the Strategic Allocation Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Strategic Allocation Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Comparison of Non-Fundamental Investment Policies

Non-fundamental investment policies and limitations are investment policies and limitations that can be changed by a Fund’s board without a shareholder vote. Each Fund’s non-fundamental investment policies are set forth below:

Policy	Balanced Fund	Strategic Allocation Fund

Short Sales and Purchases on Margin	The Balanced Fund has adopted a fundamental policy concerning securities purchases on margin, described above. The Balanced Fund does not have a comparable policy concerning short sales.

The Strategic Allocation Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Strategic Allocation Fund.

Investment for Purpose of Control or Management	The Balanced Fund may not invest in any issuer for purposes of exercising control or management.	The Strategic Allocation Fund does not have a comparable policy.
Other Investment Companies

The Balanced Fund may not invest in securities of other investment companies except as permitted under the 1940 Act.

Under Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds,” the Balanced Fund may: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

The Strategic Allocation Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

The Strategic Allocation Fund may: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

Illiquid Securities	The Balanced Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable	The Strategic Allocation Fund may not invest more than 15% of its net assets in illiquid securities.

Policy	Balanced Fund	Strategic Allocation Fund

and repurchase agreements with more than seven days to maturity. However, if more than 15% of Balanced Fund net assets are illiquid, the Balanced Fund’s investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Balanced Fund net assets, subject to timing and other considerations which are in the best interests of the Balanced Fund and its shareholders.

Mortgage, Pledge or Hypothecation of Securities or Assets

The Balanced Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Balanced Fund except as may be necessary in connection with borrowings described above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

The Strategic Allocation Fund does not have a comparable policy.
Lending or Borrowing	The Balanced Fund has adopted a fundamental policy concerning borrowing, described above.	The Strategic Allocation Fund does not intend to borrow money for leveraging purposes.

APPENDIX C — HOW TO PURCHASE, SELL, AND EXCHANGE SHARES

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A or Class C shares of the Strategic Allocation Fund. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-3863. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Strategic Allocation Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Strategic Allocation Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Strategic Allocation Fund’s website, VictoryFunds.com. Information regarding sales charges is also included in the Strategic Allocation Fund’s Statement of Additional Information.

Share Price

The Strategic Allocation Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Strategic Allocation Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Strategic Allocation Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

•                  Trading in the security has been halted;

•                  The market quotation for the security is clearly erroneous due to a clerical error;

•                  The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

•                  An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Strategic Allocation Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Strategic Allocation Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Strategic Allocation Fund’s NAV by calling 800-539-3863or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Choosing a Share Class

CLASS A

•                  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

•                  A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

•                  Class A shares also pay ongoing distribution and/or service (12b-1) fees.

•                  Lower annual expenses than Class C shares.

CLASS C

•                  No front-end sales charge. All your money goes to work for you right away.

•                  A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

•                  Class C shares also pay ongoing distribution and/or service (12b-1) fees.

•                  Higher annual expenses than Class A shares.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

Share Classes

The Strategic Allocation Fund offers Class A, Class C, Class I and Class R shares. Only Class A and Class shares are offered in this Proxy Statement/Prospectus. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

At some future date, the Strategic Allocation Fund may offer additional classes of shares.

The Strategic Allocation Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Strategic Allocation Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Strategic Allocation Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Strategic Allocation Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Strategic Allocation Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

You may reduce or eliminate the sales charge in the following cases:

1.              Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2.              A Letter of Intent allows you to buy Class A shares of the Strategic Allocation Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3.              Rights of Accumulation allow you to add the value of any Class A shares of the Strategic Allocation Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4.              The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (subject to limitations applicable to certain Victory Funds and excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

5.              The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Strategic Allocation Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Fund.

6.              The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a.              Purchases of $1,000,000 or more.

b.              Purchases by:

i.  current and retired Victory Fund trustees or officers;

ii.  directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii.  registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts.

c.               Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d.              Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e.               Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent.

f.                Purchases by participants in the Victory Investment Program.

g.               Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h.              Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i.                  Investors that have an investment account with the Adviser.

You should inform the Strategic Allocation Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to VP.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Strategic Allocation Fund.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Strategic Allocation Fund’s website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds

P.O. Box 182593
Columbus, OH 43218-2593.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Strategic Allocation Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Strategic Allocation Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Strategic Allocation Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Strategic Allocation Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Strategic Allocation Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Strategic Allocation Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Strategic Allocation Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

•                  By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

•                  By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

•                  By Exchange

You may purchase shares of the Strategic Allocation Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Strategic Allocation Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

•                  Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

•                  By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Strategic Allocation Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

•                  By Wire

You may buy Strategic Allocation Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

•                  By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Strategic Allocation Fund.

Other purchase rules you should know

The Strategic Allocation Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Strategic Allocation Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o SunGard TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-3863

BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Strategic Allocation Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND(800-539-3863)

ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Strategic Allocation Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Strategic Allocation Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Strategic Allocation Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

The shares of any class of the Strategic Allocation Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

•                  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

•                  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.

•                  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Strategic Allocation Fund’s other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Victory Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the SA Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Strategic Allocation Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your Strategic Allocation Fund shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Strategic Allocation Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

•                  By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

•                  By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

•                  Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-3863 or by visiting VictoryFunds.com

Other exchange rules you should know

The Strategic Allocation Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Strategic Allocation Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Strategic Allocation Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

 BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-3863. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

•                  Mail a check to the address of record;

•                  Wire funds to a previously designated domestic financial institution;

•                  Mail a check to a previously designated alternate address; or

•                  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of VP, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

 BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

•                  Your account registration has changed within the last 15 days;

•                  The check is not being mailed to the address on your account;

•                  The check is not being made payable to the owner of the account;

•                  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

•                  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

 BY WIRE

If you want to receive your proceeds by wire, you must establish a Victory Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

 BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

•                  Redemption proceeds from the sale of Strategic Allocation Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

•                  The Strategic Allocation Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

•                  The Strategic Allocation Fund may suspend your right to redeem your shares in the following circumstances:

•        During non-routine closings of the NYSE;

•        When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

•        When the SEC orders a suspension to protect the Strategic Allocation Fund’s shareholders.

•                  The Strategic Allocation Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Strategic Allocation Fund’s net assets. The Strategic Allocation Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees. If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Strategic Allocation Fund reserves the right to reinvest the check in shares of the Strategic Allocation Fund at its then current NAV until you give the Strategic Allocation Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, VP has adopted Distribution and Service Plans for Class A shares and Class C shares of the Strategic Allocation Fund.

Under the Class A Distribution and Service Plan, the Strategic Allocation Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. The fee is paid for general distribution services and for providing personal services to shareholders of the Strategic Allocation Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Strategic Allocation Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Victory Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Strategic Allocation Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund’s average daily net assets of its Class C shares. Of this amount, 0.75% of the Strategic Allocation Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Strategic Allocation Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Strategic Allocation Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Victory Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Strategic Allocation Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Strategic Allocation Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Strategic Allocation Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

Dividends, Distributions, and Taxes

Ordinarily, the Strategic Allocation Fund declares and pays dividends monthly. However, the Strategic Allocation Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Buying a dividend: You should check the Strategic Allocation Fund’s distribution schedule before you invest. If you buy shares of the Strategic Allocation Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application.

If you would like to change the option you selected, please call 800-539-3863.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Strategic Allocation Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Strategic Allocation Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Strategic Allocation Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Dividends Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Victory Fund account.

Taxes on Distributions

Dividends from net investment income, if any, ordinarily are declared and paid quarterly. The Strategic Allocation Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Strategic Allocation Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Strategic Allocation Fund satisfies certain holding period and other restrictions), if any, generally are taxable to non-corporate shareholders at preferential rates. A part of the Strategic Allocation Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Strategic Allocation Fund (if that option is available). Distributions reinvested in additional shares of the Strategic Allocation Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders), regardless of how long you have held the shares.

Distributions in excess of the Strategic Allocation Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares, and as capital gain thereafter. A distribution will reduce the Strategic Allocation Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Strategic Allocation Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Distributions from the Strategic Allocation Fund and gains from the disposition of your shares may also be subject to state and local income tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Strategic Allocation Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

By law, the Strategic Allocation Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

Taxes on Transactions

Your redemptions, including exchanges for shares of another Victory Fund, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. Any capital gain or loss realized upon a redemption of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

The Strategic Allocation Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund). Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Strategic Allocation Fund must obtain the following information for each person who opens a new account:

•                  Name;

•                  Date of birth (for individuals);

•                  Residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Strategic Allocation Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Strategic Allocation Fund may restrict your ability to purchase additional shares until your identity is verified. The Strategic Allocation Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

•                  Change of name;

•                  Add/change banking instructions;

•                  Add/change beneficiaries;

•                  Add/change authorized account traders;

•                  Adding a Power of Attorney;

•                  Add/change Trustee; and

•                  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Strategic Allocation Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Strategic Allocation Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Strategic Allocation Fund to hold more cash than it normally would.

The Strategic Allocation Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

•                  Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

•                  Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of the Strategic Allocation Fund and, as applicable, a subsequent redemption or purchase of the Fund, or an exchange of all or part of Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Strategic Allocation Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Strategic Allocation Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Strategic Allocation Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Strategic Allocation Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Strategic Allocation Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Strategic Allocation Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-

term or excessive trading policies on behalf of the Strategic Allocation Fund that provide a substantially similar level of protection for the Strategic Allocation Fund against such transactions. If you hold your Strategic Allocation Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Strategic Allocation Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of the Victory Funds’ policies regarding disclosure of the securities in the Strategic Allocation Fund’s portfolio is found in the Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling toll free 800-539-3863.

You can find a complete description of the Victory Funds’ policies and procedures with respect to disclosure of its portfolio securities in the Fund’s SAI or on the Strategic Allocation Fund’s website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Strategic Allocation Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Strategic Allocation Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of VP describe pertinent information about VP and the Strategic Allocation Fund, neither this Prospectus nor the SAI can represent a contract between VP and any shareholder.

APPENDIX D — FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the Balanced Fund’s and Strategic Allocation Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions, if any).

Information for the Balanced Fund for all periods other than the period ended December 31, 2015 has been audited by                  , whose report, along with the Balanced Fund’s audited financial statements, is included in the Balanced Fund’s current annual report, which is available upon request. Information for the Strategic Allocation Fund for all periods has been audited by Ernst & Young LLP, whose report, along with the Strategic Allocation Fund’s audited financial statements, is included in the Strategic Allocation Fund’s current annual report, which is available upon request.  Unaudited financial statements reflect all adjustments which are, in the opinion of the Funds’ management, necessary to a fair statement of the results for the periods presented. In addition, all such adjustments are of a normal recurring nature.

[Financial highlights for Balanced Fund from 12/31/15 Semi Annual Report and for Strategic Allocation from 10/31/15 Annual Report to be filed by amendment.]

D-1

STATEMENT OF ADDITIONAL INFORMATION

Relating to the acquisition of the assets of Victory CEMP Multi-Asset Balanced Fund,

a series portfolio of Victory Portfolios II

In exchange for shares of Victory Strategic Allocation Funds,

a series portfolio of Victory Portfolios

3435 Stelzer Road

Columbus, Ohio 43219

1-800-539-3863

[   ], 2016

This Statement of Additional Information relating specifically to the proposed transfer of the assets and liabilities of Victory CEMP Multi-Asset Balanced Fund (“Balanced Fund”), a series of Victory Portfolios II (“VP II”) to Victory Strategic Allocation Fund (“Strategic Allocation Fund”), a series of Victory Portfolios (“VP”), in exchange for corresponding shares of beneficial interest of the Strategic Allocation Fund (to be issued to holders of shares of Balanced Fund), consists of the information set forth below pertaining to Balanced Fund and Strategic Allocation Fund and the following described documents, each of which is incorporated by reference herein:

(1)                                  Statement of Additional Information of the Balanced Fund, dated October 28, 2015, as supplemented;

(2)                                  Statement of Additional Information of the Strategic Allocation Fund, dated February 29, 2016;

(3)                                  Annual Report of the Balanced Fund for the fiscal year ended June 30, 2015;

(4)                                  Semi-Annual Report of the Balanced Fund for the six-month fiscal period ended December 31, 2015; and

(5)                                  Annual Report of the Strategic Allocation Fund for the fiscal year ended October 31, 2015.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement dated [ ], 2016. A copy of the Prospectus/ Proxy Statement may be obtained without charge by calling or writing to the Funds at the telephone number or address set forth above.

PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED)

The following unaudited Pro Forma financial information gives effect to the proposed reorganization (referred to as the “Reorganization” or “Transaction”), accounted as if the Reorganization had occurred as of February 1, 2016. In addition, the Pro Forma Financial Information has been prepared based upon the proposed fee and expense structure after the Reorganization, as discussed in the combined Prospectus/Proxy Statement.

The Pro Forma financial information has been estimated in good faith based upon information regarding the Victory CEMP Multi-Asset Balanced Fund (“Target Fund”), a diversified series of Victory Portfolios II and the Victory Strategic Allocation Fund (“Acquiring Fund”), a diversified series of Victory Portfolios, for the twelve month period ended January 31, 2016. The Pro Forma Financial Information should be read in conjunction with the historical financial statements and notes thereto of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi—annual shareholder reports.

SAI-1

Victory CEMP Multi-Asset Balanced Fund

Victory Strategic Allocation Fund

PRO FORMA FINANCIAL INFORMATION, January 31, 2016

Narrative Description of the Pro Forma Effects of the Reorganization

1. BASIS OF COMBINATION

The unaudited Pro Forma financial information has been prepared to give effect to the proposed Reorganization of the Target Fund into the Acquiring Fund pursuant to a Plan of Reorganization as of the beginning of the period as indicated below in the table.

12 Month Period
Target Fund	Acquiring Fund	Ended
Balanced Fund	Strategic Allocation Fund	January 31, 2016

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are series of a registered open-end management investment companies that issue shares in separate series. The Reorganization would be accomplished by the acquisition of substantially all of the Target Fund’s assets and the assumption of substantially all of the liabilities by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund. The table below shows the shares that Balanced Fund shareholders would have received if the Reorganization were to have taken place on January 31, 2016.

Shares Exchanged
Class A	1,343,134
Class C	669,981

2. NET ASSETS

The table below shows the net assets of the Target Fund and the Acquiring Fund and Pro Forma combined net assets, assuming all the Reorganization was completed as of January 31, 2016.

	Balanced Fund	Strategic Allocation Fund	Combined Fund Proforma
Class A	$18,817,711	$9,185,094	$28,002,805
Class C	9,300,336	2,543,926	11,844,262
Class I	—	387,729	387,729
Class R	—	1,933,126	1,933,126
Total	28,118,047	14,049,875	42,167,922

3. PRO FORMA ADJUSTMENTS

The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on January 31, 2016. The pro forma information has been derived from the books and records

SAI-2

used in calculating daily net asset values of the Target Fund and the Acquiring Fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Increase (decrease)
Expense Category	in expense

Advisory fees (1)	$—

Custody fees (2)	(7,000)

Professional fees (3)	(11,000)

Miscellaneous fees (4)	(3,000)

State registration fees - Class A (5)	(18,000)

State registration fees - Class C (5)	(11,000)

Fee waivers/reimbursements Class A (6)	32,000

Fee waivers/reimbursements Class C (6)	18,000

(1)         The Adviser has contractually agreed to waive its management fee to 0.00% until at least February 28, 2017.

(2)         Custody fees were reduced to eliminate the effects of duplicative fees.

(3)         Professional fees were reduced to eliminate the effects of duplicative fees for audit and legal services.

(4)         Miscellaneous fees were reduced to eliminate the effects of duplicative fees for other services.

(5)         State registration fees were reduced to eliminate the effect of duplicative states in which the funds are registered.

(6)         The Adviser has contractually agreed to waive other fees and/or to reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A and Class C shares do not exceed 1.15% and 1.85% until at least February 28, 2017.  The adjustments reflect the impact of the decrease in pro forma operating expenses on the contractual waivers in effect.

4. REORGANIZATION COSTS

The Reorganization costs (whether or not the Reorganization is consummated) will be borne by the Target Fund and Acquiring Fund at 50% each.  The total amount of such expenses for the Reorganization is estimated to be $35,000.

5. ACCOUNTING ESTIMATES

The preparation of the Pro Forma Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Pro Forma Financial Statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

6. ACCOUNTING SURVIVOR

The Acquiring Fund will be the accounting survivor.  The surviving fund will have the lead portfolio manager, investment objective, investment strategy and policies/restrictions of the Acquiring Fund.

SAI-3

7. CAPITAL LOSS CARRYFORWARDS

At January 31, 2016, the Acquiring Fund had capital loss carryovers of $3,868,909 expiring in 2017 and $94,808 that are not subject to expiration.  The Target Fund did not have any capital loss carryovers.

SAI-4

VICTORY PORTFOLIOS

Part C. Other Information

ITEM 15. INDEMNIFICATION

The response to this item is incorporated by reference to the response to Item 30 of Part C of Post-Effective Amendment No. 137 to Registrant’s Registration Statement on Form N-1A filed electronically on February 26, 2016, accession number 0001104659-16-100588.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933  and will be governed by the final adjudication of such issue.

ITEM 16.	EXHIBITS.

1.	(a) Certificate of Trust dated December 6, 1995 (1) (a)(1) Certificate of Amendment dated August 19, 2015 to the Certificate of Trust (8)
(b) Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000 (2)
(b)(1) Schedule A to the Trust Instrument, current as of August 19, 2015 (12) (b)(2) Amendment to Delaware Trust Instrument dated as of August 19, 2015 (8)
2.	Bylaws, Amended and Restated as of August 26, 2009 (3)
3.	None.
4.	Agreement and Plan of Reorganization is incorporated by reference to Appendix A to the Proxy Statement/Prospectus filed herewith as Part A of this Registration Statement on Form N-14.
5.

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (1)(b) above and in Article IV of the Bylaws referenced in Exhibit (2) above.

6.	(a) Investment Advisory Agreement between Registrant and Victory Capital Management Inc. (1)
(b) Schedule A to Advisory Agreement dated August 1, 2013, current as of December 2, 2015 (12)
7.	(a) Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Advisers, Inc.(1)
(b) Schedule I to the Distribution Agreement, as of February 17, 2016 (11)
8.	None.
9.	(a) Mutual Fund Custody Agreement dated July 1, 2011 between Registrant and KeyBank National Association (“KeyBank”) (6)
(b) Attachment A to the Mutual Fund Custody Agreement, as of December 31, 2015 (12)
(c) Schedule I to the Mutual Fund Custody Agreement, as of December 31, 2015 (12)

(d) Amendment to the Mutual Fund Custody Agreement as of May 7, 2015 (12)
(e) Second Amendment to the Mutual Fund Custody Agreement as of May 21, 2015 (12)
10.	(a) Distribution and Service Plan dated August 1, 2013 for Class A shares of Registrant (1)
(b) Schedule I to Distribution and Service Plan for Class A Shares, current as of February 17, 2016 (11)
(c) Distribution and Service Plan dated February 26, 2002 as amended February 5, 2003 for Class C shares of Registrant (5)
(d) Schedule I to Distribution and Service Plan for Class C Shares, current as of February 17, 2016 (11)
(e) Amended and Restated Distribution and Service Plan dated December 11, 1998 as amended and restated February 20, 2013 for Class R shares of Registrant (1)
(f) Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated October 21, 2015 (9)
11.	(a) Opinion and consent of Morrison & Foerster LLP regarding legality of issuance of shares (to be filed by amendment)
(b) Opinion of Morris Nichols Arsht & Tunnell LLP regarding legality of issuance of shares (to be filed by amendment)
12.	Opinion of Morrison & Foerster LLP regarding tax matters (to be filed by subsequent post-effective amendment)
13.	(a) Expense Limitation Agreement between Registrant and Victory Capital Management Inc. (1)
(b) Schedule A to the Expense Limitation Agreement between Registrant and Victory Capital Management Inc., as of March 1, 2016 (12)
14.	(a) Consent of Ernst & Young LLP Independent Registered Public Accounting Firm for the Victory Strategic Allocation Fund (to be filed by amendment)
(b) Consent of BBD, LLP Independent Registered Public Accounting Firm for the Victory CEMP Multi-Asset Balanced Fund (to be filed by amendment)
15.	None.
16.	Powers of Attorney of Leigh A. Wilson, David Brooks Adcock, Nigel D. T. Andrews, E. Lee Beard, David C. Brown, Sally M. Dungan, John L. Kelly and David L. Meyer and (filed herewith)
17.	Form of Proxy Card (filed herewith)

(1)	Filed as an Exhibit to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A filed electronically on October 15, 2013, accession number 0001104659-13-075668.
(2)	Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.
(3)	Filed as an Exhibit to Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A filed electronically on December 4, 2009, accession number 0001104659-09-068535.
(4)	Reserved.
(5)	Reserved.
(6)	Filed as an Exhibit to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2011, accession number 0001104659-11-070891.
(7)	Reserved.
(8)	Filed as an Exhibit to Post-Effective Amendment No. 129 to Registrant’s Registration Statement on Form N-1A filed electronically on October 28, 2015, accession number 0001104659-15-073617.

(9)	Filed as an Exhibit to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2015, accession number 0001104659-15-086283.
(10)	Reserved.
(11)	Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 filed electronically on March 17, 2016, accession number 0001104659-16-105882.
(12)	Filed as an Exhibit to Post-Effective Amendment No. 137 to Registrant’s Registration Statement on Form N-1A filed electronically on February 26, 2016, accession number 0001104659-16-100588.

ITEM 17. UNDERTAKINGS.

(1)                                 The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                 The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                 The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 8th day of April, 2016.

VICTORY PORTFOLIOS
(Registrant)

By:	/s/ Christopher K. Dyer
Christopher K. Dyer, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date stated above.

/s/ Christopher K. Dyer	President (Principal Executive Officer)
Christopher K. Dyer

/s/ Christopher E. Sabato	Treasurer (Principal Accounting Officer, and Principal Financial Officer)
Christopher E. Sabato

*	Chairman of the Board and Trustee
Leigh A. Wilson

*	Trustee
David Brooks Adcock

*	Trustee
Nigel D. T. Andrews

*	Trustee
E. Lee Beard

*	Trustee
David C. Brown

*	Trustee
Sally M. Dungan

*	Trustee
John L. Kelly

*	Trustee
David L. Meyer

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16	Powers of Attorney of Leigh A. Wilson, David Brooks Adcock, Nigel D.T. Andrews, E. Lee Beard, David C. Brown, Sally M. Dungan, John L. Kelly and David L. Meyer
17	Form of Proxy Card